                                                                   EXHIBIT 10.14

                                  PAPA JOHN'S

                              FRANCHISE AGREEMENT



                                   Franchisee:            Extra Cheese, Inc.
                                      Address:           680 Highway 78 West
                                                       Jasper, Alabama 35501

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                               TABLE OF CONTENTS
                               -----------------

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                                                                            Page
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RECITALS...................................................................    1

1.   Grant.................................................................    1

2.   Term, Renewal and Expiration..........................................    2

3.   Franchise Fees and Payments...........................................    3

4.   Franchisor Services...................................................    5

5.   Territorial Provisions................................................    5

6.   Premises..............................................................    6

7.   Proprietary Marks; Copyright..........................................    7

8.   Advertising...........................................................    9

9.   Telephone Number......................................................   13

10.  Construction, Design and Appearance; Equipment........................   14

11.  Operations; Standards of Quality; Inspections.........................   19

12.  Products; Commissary; Menu............................................   21

13.  Accounting and Reports................................................   22

14.  Transfers; Our Right of First Refusal.................................   23

15.  Death, Incapacity or Dissolution......................................   26

16.  Your Additional Covenants.............................................   27

17.  Trade Secrets and Confidential Information............................   29

18.  Insurance.............................................................   29

19.  Termination by Us.....................................................   30

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
20.  Obligations upon Termination or Expiration.............................  33

21.  Independent Contractor; Indemnification................................  35

22.  Your Representations...................................................  36

23.  ENFORCEMENT............................................................  37

24.  Notices................................................................  40

25.  Miscellaneous..........................................................  40

EXHIBIT A -- ADDENDUM TO LEASE.............................................. A-1

EXHIBIT B -- ASSIGNMENT OF TELEPHONE NUMBERS AND LISTINGS................... B-1
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

                                  PAPA JOHN'S
                                  -----------

                              FRANCHISE AGREEMENT
                              -------------------

                           SINGLE LOCATION FRANCHISE
                           -------------------------



     THIS FRANCHISE AGREEMENT ("Agreement") is made this _____ day of August, 1995, by and between PAPA JOHN'S INTERNATIONAL, INC., a Delaware corporation ("we", "us" or "Papa John's"), and EXTRA CHEESE, INC., an Alabama corporation ("you"). If you are a corporation, certain provisions of the Agreement also apply to your owners and will be noted.


     RECITALS:
     --------


     A. We and our affiliates have expended time, money and effort to develop a unique system for operating retail restaurants devoted primarily to carry-out and delivery of pizza and other food items. The chain of current and future Papa John's restaurants are referred to as the "Papa John's Chain" or the "Chain.")

     B. The Chain is characterized by a unique system which includes special recipes and menu items; distinctive design, decor, color scheme and furnishings; software and programs; standards, specifications and procedures for operations; procedures for quality control; training assistance; and advertising and promotional programs all of which we may improve, amend and further develop from time to time (the "System").

     C. We identify our goods and services with certain service marks, trade names and trademarks, including, but not limited to, "Papa John's," "Papa John's Pizza," and "Pizza Papa John's Delivering the Perfect Pizza!" as well as certain
                                              -------
other trademarks, service marks, slogans, logos and emblems which have been and which we may designate for use in connection with the System from time to time (the "Marks").

     D. You now desire to enter into this Agreement regarding the operation of one Papa John's restaurant under the System and the Marks at the location listed below (the "Restaurant").

     E.   We have agreed to grant you a franchise for the Restaurant;


     NOW, THEREFORE, the parties agree as follows:

     1.   GRANT.  Subject to the terms and conditions of this Agreement and your
          -----
continuing faithful performance, we hereby grant to you the non-exclusive right and franchise (the "Franchise") to operate a retail restaurant under the System and the Marks to be located at:

               680 Highway 78 West
               Jasper, Alabama  35501

                    (the "Location")

     Pursuant to this grant, you, at your own expense, shall construct or remodel, and equip, staff, open and operate the Restaurant at the Location. Unless otherwise agreed, you shall commence operating the Restaurant within 60 days after the signing of this Agreement, and must diligently operate such business in acc ordance with this Agreement for the Term (defined below). Approval of the Location by us does not constitute an assurance, representation or warranty of any kind, expressed or implied, as to (i) the suitability of the Location for a Papa John's Restaurant, (ii) the successful operation of the Restaurant, or (iii) for any other purpose. Our approval of the Location indicates only that we believe it complies with acceptable minimum criteria we establish solely for our purposes at the time of the evaluation.

     2.   TERM, RENEWAL AND EXPIRATION.
          ----------------------------

          (A)  INITIAL TERM.  The Franchise shall be for a term of 10 years from
               ------------
the date of this Agreement, unless terminated earlier as provided in this Agreement (the "Initial Term").

          (B)  TERM.  As used in this Agreement, "Term" shall mean the Initial
               ----
Term or the Renewal Term, as the case may be.

          (C)  RENEWAL OF FRANCHISE.  This Agreement shall not automatically
               --------------------
renew upon the expiration of the Initial Term. You shall, however, have an option to renew this Agreement upon the expiration of the Initial Term. You may renew the Franchise for one additional 10 year term (the "Renewal Term") if, and only if, each and every one of the following conditions has been satisfied:

               (i) You have given us written notice of your desire to renew the Franchise not less than 3 months nor more than 6 months prior to the end of the Initial Term; provided that if we have not received notice from you of your desire to renew within such period, we will notify you and you shall have a period of 10 days thereafter within which to submit the renewal notice;

               (ii) You shall be in full compliance with this Agreement and there shall be no uncured default by you under this Agreement, and there shall have been no series of defaults by you during the Initial Term (i.e., an abnormal frequency of defaults or a default that has occurred repeatedly, or a combination thereof), whether or not such defaults were cured, all your debts and obligations to us and our Affiliates under this Agreement or otherwise shall be current and your obligations to the Marketing Fund and each Cooperative (defined below) of which you are a member shall be current;

               (iii) You execute and deliver to us, within 10 days after delivery to you, the form of Papa John's Franchise Agreement being offered to new franchisees on the date you give the notice under this Section, including all exhibits and our other then-current ancillary agreements, which agreements shall supersede this Agreement and all ancillary agreements in all respects, and the terms and conditions of which may substantially differ from this Agreement; provided that such Franchise Agreement shall provide for a term of 10 years;

               (iv) You secure the right to continue possession of the Premises for a period at least equal to the Renewal Term, or alternatively you secure premises at another location we approve for the same period;

               (v) Your Principal Operator (defined below) and manager attend and complete our training program for new franchisees to our satisfaction;

               (vi) We are then continuing to offer Papa John's Pizza franchises in the state in which the Restaurant is located and have all required documents filed and all necessary approvals to offer Papa John's franchises in that state;

               (vii)   You have paid us a renewal fee of $3,000;

               (viii) You execute and deliver to us a general release, in the form we prescribe, releasing, to the fullest extent permitted under the laws of the state where the Restaurant is located, all claims that you may have against us and our affiliates and subsidiaries, and their respective officers, directors, shareholders and employees in both their corporate and individual capacities; and

               (ix) You shall make, or provide for in a manner satisfactory to us, such renovation and re-equipping of the Restaurant as we may require, including, without limitation, renovation or replacement of signs, equipment, furnishings, fixtures and decor, to reflect the then-current standards and image of the System; provided, however, that substantial renovation and re-equipping shall not be required if you have substantially renovated the Restaurant within the 3-year period immediately preceding the end of the Initial Term.

          (D)  EXPIRATION.  Renewal of the Franchise after the Initial Term
               ----------
shall not constitute a renewal or extension of this Agreement, but shall be conditioned upon satisfaction of the above provisions. Upon expiration of the Renewal Term, further renewal rights will be governed by the Franchise Agreement executed by you upon expiration of the Initial Term. If you fail to meet any of the conditions under Section 2.(c) above with respect to the renewal of the Franchise, then the Franchise shall automatically expire at the end of the Initial Term.

     3.   FRANCHISE FEES AND PAYMENTS.
          ---------------------------

          (A)  INITIAL FRANCHISE FEE AND ROYALTIES.  In consideration of the
               -----------------------------------
grant of the Franchise, you agree to pay us the following fees:

               (i) An Initial Franchise Fee of $18,500 which shall be paid upon the execution of this Agreement and which shall be deemed fully earned and is non-refundable.

               (ii) A continuing royalty (the "Royalty") of 4% of the "Net Sales" of the Restaurant for each "Period" (as defined in Section 13); provided that any time after the 3rd anniversary date of this Agreement we may increase the Royalty to as much as 5% of Net Sales for the remainder of the Initial Term and the Renewal Term, if applicable. However, we may increase the Royalty only if our form of Franchise Agreement being offered to new Papa John's franchisees at the time of the increase provides for a Royalty of more than 4%. Net Sales shall mean the gross sales of the Restaurant (whether such sales are evidenced by cash, check, credit, charge account or otherwise), less sales tax collected on such sales and paid to the State. The Royalty is due on the 10th day of the month following each Period.

          (B)  PAYMENTS.  Prior to the opening of the Restaurant (and thereafter
               --------
as requested by us), you shall execute and deliver to us, our bank(s) and your bank, as necessary, all forms and documents that we may request to permit us to debit your bank account, either by check, via electronic funds transfer or other means utilizing the "Information System" (as defined in Section 10) or such alternative methods as we may designate ("Payment Methods"). You must comply with all procedures specified by us from time to time, and/or take such reasonable actions as we may request to assist in any of the Payment Methods.
We may use the Payment Methods to collect the amount of each Period's Royalty and any other amounts due to us, our affiliates or the Papa John's Marketing Fund, Inc. under this Agreement or otherwise, including, but not limited to, "Marketing Fund" (as defined in Section 8) contributions, purchases from "PJFS" (as defined in Section 12), Printing & Promotions, Inc. and all of our other affiliates. The Royalty and Marketing Fund contributions shall be debited on the 10th of each month, or if the 10th falls on a weekend or bank holiday, then on the next business day. Commissary payments will be debited one business day after products are delivered to the Restaurant. We will determine your Net Sales for each Period via the Information System, or if we are unable to do so, you shall report your Net Sales in writing on or before the 7th day of the month following each Period. Such reporting shall be in addition to all other reporting requirements under Section 13. If you fail to report Net Sales on a timely basis, we may estimate the Net Sales of the Restaurant for such Period and debit your bank account the amount of the Royalty and Marketing Fund contribution based on such estimate. If an estimate results in an overpayment, we shall deduct the amount of the overpayment from the next Period's Royalty. Any deficiency resulting from such estimate may be added to the next Royalty and/or Marketing Fund contribution payment(s) due and debited against your bank account. If, at any time, we determine that you have underreported the Restaurant's Net Sales, or underpaid any Period's Royalty, Marketing Fund contributions or payments to any of our affiliates, we are authorized to immediately debit your account for these amounts by any of the Payment Methods. You shall notify us at least 20 days prior to closing or making any change to the account against which such debits are to be made. If such account is closed or ceases to be used, you shall immediately provide all documents and information necessary to permit us to debit the amounts due from an alternative account. You acknowledge that these requirements are only a method to facilitate prompt and timely payment of amounts due and shall not affect any obligation or liability for amounts owed. If for any reason your account cannot be electronically debited, you shall submit payments by check (certified or cashier's check if requested by us) on or before the dates when due. You shall indemnify and hold us harmless from and against all damages, losses, costs and expenses resulting from any dishonored debit against your account, regardless whether resulting from the act or omission of you or your bank;

provided that you shall not be obligated to indemnify us for any dishonored debit caused by our negligence or mistake.

     4.   FRANCHISOR SERVICES.  During the Term, we agree to provide to you the
          -------------------
following services:

          (A) specifications for the design of the Restaurant and related facilities to be used in the operation of the Restaurant;

          (B) specifications for fixtures, furnishings, decor, communications and computer hardware and software, signs and equipment;

          (C) the names and addresses of designated and approved suppliers, and standards and specifications for (i) all food products, beverages, ingredients and cooking materials sold from or used in the operation of the Restaurant, and
(ii) all containers, boxes, cups, packaging, menus, uniforms and other products and materials used in connection with the operation of the Restaurant;

          (D) a pre-opening management training program for the "Principal Operator" (as defined in Section 11) and one or more approved managers, and such other persons as we may reasonably designate, and such other training for your employees at the locations and for such periods as we may designate from time to time; provided that you shall be responsible for all expenses incurred by such persons in connection with training, including, without limitation, all costs of travel, lodging, means and wages;

          (E) Our supervision and periodic inspections and evaluations of your operation as described more fully in Section 11 which supervision, inspections and evaluations shall be conducted at such times and in such manner as we shall reasonably determine; and

          (F) We shall communicate to you information relating to the operation of a Papa John's restaurant to the extent we deem it necessary or pertinent.

     5.   TERRITORIAL PROVISIONS.
          ----------------------

          (A)  TERRITORY. Subject to the provisions of this Section 5, we agree
               ---------
that during the Term we will not locate nor license another to locate a Papa John's restaurant within a one and one-half mile radius of the Location (the "Territory"); provided that if this Agreement is signed pursuant to a Development Agreement with us in no event shall this radius extend outside the boundaries of the "Development Area" as defined in the Development Agreement and neither termination nor expiration of the Development Agreement shall alter this limitation. We do not warrant or represent that no other Papa John's restaurant will solicit or make any sales within the Territory, and you expressly acknowledge and agree that such solicitations or sales may occur within the Territory. We shall have no duty to protect you from any such sales, solicitations, or attempted sales. You recognize and acknowledge that (i) you will compete with other Papa John's restaurants which are now, or which may in the future be, located near or adjacent to your Territory, and (ii) that such restaurants may be owned by us, our Affiliates, third parties, or both.

          (B)  OTHER BUSINESSES.  You understand and agree that we reserve the
               ----------------
right, either directly or through affiliates, to operate or franchise or license others to operate or franchise, restaurants or other food related establishments or businesses other than Papa John's restaurants and you agree that we and our Affiliates may do so within the Territory; provided, that such restaurants or food establishments or businesses do not sell pizza on a delivery basis, or primarily on a carry-out basis. We also reserve the right to develop, market and conduct any other business under the Marks or any other trademark.

          (C)  OTHER METHODS OF DISTRIBUTION. We also reserve the right,
               -----------------------------
directly or through third parties, to manufacture or sell, or both, within and outside your Territory, pizza and other products which are the same as or similar to those sold in Papa John's restaurants using brand names which are the same as, or similar to, the Marks through any channel of distribution; provided that such items are not sold through restaurants or on a pre-cooked, ready-to-eat basis.

     6.   PREMISES.
          --------

          (A)  LEASED PREMISES.  If you intend to lease the premises where the
               ---------------
Restaurant will be operated (the "Premises"), you shall submit to us copies of the executed signature pages of all such leases immediately after signing and copies of the full leases and any exhibits and addendum at such other times as we may request. The term of all leases plus all options for you to renew shall together equal or exceed the Term. All leases pertaining to the Premises shall also include an Addendum in the form of Exhibit A attached hereto, or shall contain terms and conditions substantially similar to those contained in EXHIBIT
                                                                         -------
A which we approve.  A copy of the executed Addendum must also be submitted to
- -
us.

          (B)  OWNED PREMISES.  If you intend to own the Premises, you shall
               --------------
furnish to us proof of ownership prior to the date you begin any construction, build-out or remodeling of the Premises. In the event you decide to sell the Premises at any time prior to the expiration or termination of the Franchise Agreement, you must notify us of your intention. We shall have a right of first refusal to purchase the Premises on the same terms and conditions as set forth in Section 14. If the sale will also involve a relocation of the Restaurant, you shall submit to us for our approval your proposed plans (including copies of any proposed lease or contract of purchase) for an alternate location.

          (C)  PREMISES IDENTIFICATION.  Regardless of whether you own or lease
               -----------------------
the Premises and have not within ten days after the expiration or termination of the Franchise Agree ment removed all signs and other items and indicia which serve, directly or indirectly, to identify the Premises as a Papa John's restaurant, we may enter the Premises, without being guilty of trespass and without incurring any liability to you, to remove all signs and other items identifying the Premises as a Papa John's restaurant and to make such other modifications as are reasonably necessary to protect the Marks and the Papa John's System, and to distinguish the

Premises from Papa John's restaurants. Your obligation shall be conditioned upon our giving you prior notice of the modifications to be made and the items removed.

          (D)  SUITABILITY OF PREMISES.  Regardless of whether the Premises are
               -----------------------
owned or leased, it shall be your responsibility to determine that the Premises can be used, under all applicable laws and ordinances, for the purposes provided herein and that they can be constructed or remodeled in accordance with the terms of this Agreement and you shall obtain all permits and licenses that may be required to construct, remodel and operate the Restaurant. You agree that the Premises will not be used for any purpose other than the operation of the Restaurant in compliance with this Agreement.

          (E)  RELOCATION; ASSIGNMENTS.  You shall not, without first obtaining
               -----------------------
our written consent: (i) relocate the Restaurant; or (ii) renew or materially alter, amend or modify any lease, or make or allow any transfer, sublease or assignment of your rights under any lease or owned location pertaining to the Premises. Such consent shall not be unreasonably withheld. You agree to give us notice not less than 30 days prior to any of the foregoing. We may require you to relocate the Outlet to another location upon (A) expiration of the original term or any extension or renewal of your lease, (B) expiration of the Initial Term or Renewal Term of this Agreement, or (C) any significant damage to the Premises or surrounding areas, or other event, that would provide you with an option or right to terminate the lease. You agree to give us notice not less than 60 days prior to the expiration of your lease, and to give us written notice within five days after the occurrence of any event covered by (B) or (C), above. Our right to require you to relocate shall not be exercisable during the first two years of the Initial Term, and thereafter shall be conditioned upon
(1) there being a location approved by us for such relocation, (2) our offering to extend the Term of this Agreement for not less than five years, or at our option, offering to enter into our then-current form of franchise agreement (which shall include an initial term of not less than 10 years), and (3) the Territory (as measured from the new location) not extending into the "Territory" of any other Papa John's Pizza franchisee. YOU ACKNOWLEDGE THAT SUCH RELOCATION, IF REQUIRED, WOULD INVOLVE SUBSTANTIAL ADDITIONAL INVESTMENT BY YOU DURING THE TERM OF THIS AGREEMENT, AND MAY INCLUDE, WITHOUT LIMITATION, AN OBLIGATION TO LEASE OR BUY LAND, CONSTRUCT A FREE-STANDING BUILDING, INSTALL LEASEHOLD IMPROVEMENTS AND/OR PURCHASE NEW EQUIPMENT AND SIGNAGE.

     7.   PROPRIETARY MARKS; COPYRIGHT.
          ----------------------------

          (A)  OWNERSHIP OF COPYRIGHTS.  You acknowledge and agree that (i) we
               -----------------------
may authorize you to use certain copyrighted or copyrightable works (the "Copyrighted Works"), including the Manuals and the "Proprietary Programs" (as defined in Section 10), (ii) the Copyrighted Works are the valuable property of us, and (iii) your rights to use the Copyrighted Works are granted to you solely on the condition that you comply with the terms of this Agreement. You acknowledge and agree that we will further create, acquire or obtain licenses for certain copyrights in various works of authorship used in connection with the operation of the Restaurant, all of which shall be deemed to be Copyrighted Works under this Agreement. Such Copyrighted Works include, but are not limited to, the materials and information provided to you by us for use in the operation of the Proprietary Programs. You shall not undertake to patent, copyright or otherwise assert proprietary rights to the Proprietary Programs and any data generated by the use of the Proprietary Programs or any portion thereof. Copyrighting of any material by us shall not be construed as causing the material to be public information. You will cause all copies of the Proprietary Programs and any data generated by the use of the Proprietary Programs in your possession to contain an appropriate copyright notice or other notice of proprietary rights specified by us.

          (B)  OWNERSHIP; USE BY OTHERS.  You agree that we are the owner of (i)
               ------------------------
the Marks and all goodwill associated with or generated by the use of the Marks, and (ii) the Copyrighted Works and any data generated by use of the Copyrighted Works. You agree that all works of authorship related to the System which are created in the future will be owned by, or licensed to, us or our Affiliates. Your use of the Copyrighted Works and the Marks does not vest you with any interest therein other than the non-exclusive license to use the Copyrighted Works and Marks granted in this Agreement. You shall execute any documents we or our counsel deem necessary for the protection of the Copyrighted Works or the Marks or to maintain their validity or enforceability, or to aid us in acquiring rights in or in registering any of the Marks or any trademarks, trade names, service marks, slogans, logos and emblems we subsequently adopt. You shall give notice to us of any knowledge that you acquire concerning any actual or threatened infringement of the Copyrighted Works or the Marks, or the use by others of names, marks or logos that are the same as or similar to the Marks. You shall cooperate with us in any suit, claim or proceeding involving the Marks or the Copyrighted Works or their use to protect our rights and interests in the Marks or the Copyrighted Works. We, in our sole discretion, shall control all decisions concerning the Marks or the Copyrighted Works.

          (C)  USE OF MARKS. You shall use the Marks only in connection with the
               ------------
operation of the Restaurant at the Location specified herein, and shall use them only in the manner we authorize. Your right to use the Marks is limited to use during the Term of this Agreement and in compliance with specifications, procedures and standards prescribed by us from time to time. You shall prominently display the Marks in the manner we prescribe on all signs, plastic and paper products, and other supplies and packaging materials we designate. You shall not fail to perform any act required under this Agreement, or commit any act which would impair the value of the Marks or the goodwill associated with the Marks. You shall not at any time engage in any business or market any product or service under any name or mark which is confusingly or deceptively similar to any of our Marks. You shall not use any of the Marks as part of your corporate or trade name and shall not use any trademark, trade name, service mark, logo, slogan or emblem in connection with the Restaurant that we have not authorized. You shall obtain such fictitious or assumed name registrations as required by applicable state law and forward us copies of the same upon request.

          (D)  DESIGNATION AS YOU.  You shall identify yourself as the owner of
               ------------------
the Franchise in conjunction with the use of the Marks, including, without limitation, on checks, invoices, receipts, letterhead and contracts, as well as at conspicuous locations on the Premises in a form which specifies your name, followed by the phrase "An independently owned and operated franchise" or such other phrase as we direct.

          (E)  DISCONTINUANCE OF USE; ADDITIONAL MARKS AND/OR COPYRIGHTS. In the
               ---------------------------------------------------------
event that a court of competent jurisdiction should order, or if we in our sole discretion should deem it necessary or advisable, you shall modify or discontinue use of any Mark or Copyrighted Work. You shall comply with our directions regarding any such Mark or Copyrighted Work within 30 days after receipt of notice from us. You shall also use such additional or substitute Marks or Copyrighted Works as we shall direct. We shall not be obligated to compensate you for any costs or expenses incurred by you to modify or discontinue using any Mark or Copyrighted Work or to adopt additional or substitute Copyrighted Works or Marks.

     8.   ADVERTISING.
          -----------

          (A)  CONTRIBUTIONS AND EXPENDITURES.  Recognizing the value of
               ------------------------------
advertising and the importance of the standardization of advertising to the furtherance of the goodwill and public image of the System, we and you agree as follows:

               (I)     GRAND-OPENING ADVERTISING. You shall expend for grand-
                       -------------------------
opening advertising to publicize the existence and opening of the Restaurant such amounts as we may reasonably require (not to exceed $2,000), which advertising shall be in such form as we designate or approve and which shall be conducted prior to commencement of and during the first two months of operation of the Restaurant. You may expend additional amounts on such advertising, provided the form and content is approved by us as provided below.

               (II)    MONTHLY CONTRIBUTIONS AND EXPENDITURES. Each month during
                       --------------------------------------
the Term, you shall make the following contributions and expenditures for advertising:

                       (A) You shall contribute to the "Marketing Fund," as defined below, such amount as the Board of Directors of the Marketing Fund (the "Board") may designate from time to time, which amount shall not exceed 1 1/2% of the monthly Net Sales of the Restaurant, except as set forth in (iii), below.

                       (B) You shall contribute to the "Cooperative" (defined below) that percentage of Net Sales which the governing body of the Cooperative may designate from time to time, which amount shall not be less than 2% nor more than 5% of the monthly Net Sales of the Restaurant, except as set forth in (iii), below .

                       (C) You shall expend such amounts as we may designate from time to time for local advertising as provided below; provided, that the aggregate amount that you may be required to spend on local advertising together with your Marketing Fund contributions will not exceed 4% of the Net Sales of the Restaurant.

               (III)   INCREASES IN CONTRIBUTIONS.
                       --------------------------

                       (A)  MARKETING FUND CONTRIBUTIONS. The Board may increase
                            ----------------------------
     the maximum required contribution to the Marketing Fund to 2 1/2% of Net Sales, provided such increase is approved by the owners of not less than 60% of the restaurants required to contribute to the Marketing Fund (including both Franchisor-owned and franchised restaurants). Any increase in the required contribution to the Marketing Fund in excess of 2 1/2% of Net Sales must be approved by not less than 2/3 of the restaurants required to contribute to the Marketing Fund (including both restaurants we own and franchise).

                       (B)  COOPERATIVE CONTRIBUTIONS. The governing body of the
                            -------------------------
     Cooperative may increase the required contribution to the Cooperative to a percentage of Net Sales in excess of 5%, provided that any such increase is approved by not less than two-thirds of the restaurants required to contribute to the Cooperative (including both Franchisor-owned and franchised restaurants). We also have the right to authorize any Cooperative to determine contributions on a different basis (fixed amount, geographic location, etc.). Our decision on any issue concerning Cooperative contributions shall be final.

          (B)  MARKETING FUND. Papa John's Marketing Fund, Inc., a
               --------------
Kentucky nonstock, nonprofit corporation (the "Marketing Fund"), has been organized for the purposes set forth in the Articles of Incorporation and By-Laws of the Marketing Fund, as they may be amended from time to time. You shall automatically become a non-voting member of the Marketing Fund upon the execution of this Agreement, and prior to the opening of the Restaurant you shall execute and deliver to the Marketing Fund an Advertising Agreement in the form prescribed by the Board.

               (i) You agree and acknowledge that the Marketing Fund is intended to increase recognition of the Marks and to further the public image and acceptance of the System and that neither we nor the Marketing Fund nor the directors of the Marketing Fund undertake any obligation to ensure that expenditures by the Marketing Fund in or affecting any geographic area are proportionate or equivalent to contributions to the Marketing Fund by Papa John's restaurants operating in such geographic area or that you or the Restaurant will benefit directly or in proportion to its contribution to the Marketing Fund. Neither we nor any of our officers, directors, agents or employees shall be deemed a fiduciary or trustee of the contributions to, or the assets of, the Marketing Fund. Neither we nor the Marketing Fund, nor any of their respective officers, directors, agents or employees, shall be liable to you with respect to the maintenance, direction or administration of the Marketing Fund, including without limitation, with respect to contributions, expenditures, investments or borrowings, except for acts constituting willful misconduct.

               (ii) We and our affiliates shall make contributions to the Marketing Fund for each restaurant that we own on the same basis as required of comparable franchisees within the System.

               (iii) As long as you are in compliance with the Advertising Agreement and the Articles and By-Laws of the Marketing Fund, you will be furnished with advertising materials which were produced by or for the Marketing Fund for System-wide distribution on the same terms and conditions as such materials are furnished to other franchisees.

               (iv) You shall make your monthly contribution to the Marketing Fund on the date and in the manner provided for in the Advertising Agreement and the By-Laws and shall submit such statements and reports as the Board may designate from time to time. From time to time the Board may designate one or more accounts to which such contributions shall be made, and you shall make such payments by separate checks. Contributions to the Marketing Fund may be used to defray our expenses only to the extent of the administrative costs and overhead that we may reasonably incur in rendering services to the Marketing Fund.

               (v) The funds collected by the Marketing Fund, and any earnings thereon, are not and shall not be our asset or the asset of any franchisee.

               (vi) Although the Marketing Fund is intended to be of perpetual duration, the Board has the right to terminate the Marketing Fund. However, the Marketing Fund shall not be terminated until all monies held by it have been expended for the purposes set forth in its Articles of Incorporation and By-Laws or distributed as permitted by law.

          (C)  REGIONAL COOPERATIVE ADVERTISING.  You agree that we shall have
               --------------------------------
the right, in our sole discretion, to designate from time to time a geographical area in which the Restaurant is located for the purpose of establishing an advertising cooperative (the "Cooperative"). If a Cooperative has been established applicable to the Restaurant at the time you commence operations, you shall immediately become a member of such Cooperative. If a Cooperative applicable to the Restaurant is established at any later time during the Term, you shall become a member of such Cooperative no later than 30 days after the date on which the Cooperative commences operation. In no event shall the Restaurant be required to contribute to more than one Cooperative. The following provisions shall apply to each Cooperative:

               (i) Each Cooperative shall be organized and governed in a form and manner, and shall commence operation on a date, we designate in advance in writing. Each member restaurant shall have one vote for each restaurant it owns on all matters to be voted on by the Cooperative's membership.

               (ii) Each Cooperative shall be organized for the purposes of producing and conducting general advertising programs and activities for use in and around the applicable geographic area and developing standardized promotional materials for use by the members.

               (iii) We shall make contributions to each Cooperative of which we are a member on the same basis as required of comparable franchisees within the System.

               (iv) No advertising programs or materials may be used by the Cooperative or furnished to its members, and no advertising or promotional activities may be conducted by the Cooperative, without our prior written approval. All such programs, materials and planned activities shall be submitted to us for approval in accordance with the procedure set forth below. A Cooperative may only employ advertising agencies that have been approved by us.

               (v) Subject to the provisions above, each Cooperative shall have the right to require its members to make contributions to the Cooperative in such amounts as are determined by the governing body of the Cooperative.

               (vi) You shall make your contributions to the Cooperative on the date and in the manner designated by the Cooperative. You shall also submit such statements and reports as may be designated from time to time by us or the Cooperative. The Cooperative shall submit to us such statements and reports as we may designate from time to time.

               (vii) Notwithstanding the foregoing, we, in our sole discretion, may, upon written request of a franchisee stating reasons supporting such request, grant to any franchisee an exemption from the requirement of membership in a Cooperative. Such an exemption may be for any length of time and may apply to one or more restaurants owned by such franchisee. If an exemption is granted to a franchisee, such franchisee may be required to expend on local advertising the full amount that would otherwise be payable to the Cooperative. We may also exempt one or more restaurants owned or controlled by us from the requirement of membership in a Cooperative for such periods as we reasonably deem appropriate. Our decision concerning an exemption shall be final.

          (D)  LOCAL ADVERTISING.  Subject to the limits set forth above, you
               -----------------
agree to spend for local advertising such percentage of your Net Sales as we from time to time direct. You shall submit verification of your local advertising expenditures at such times and in such form as we request from time to time.

               (I)     SUPPLEMENTAL ADVERTISING. You shall have the right to
                       ------------------------
conduct, at your separate expense, supplemental advertising in addition to the expenditures specified herein. All such supplemental advertising shall either have been prepared or previously approved by us within the 90-day period preceding their intended use, or shall be approved by us as provided below.

               (II)    YELLOW PAGES ADVERTISING. You shall, at your own expense,
                       ------------------------
obtain (or contribute to the cost of obtaining) a listing for the Restaurant in each "yellow pages" and other telephone directory serving the Territory and each such listing shall be of the style, format and size, and in such form, as we may specify from time to time.

          (E)  OUR APPROVAL.  Prior to their use by the Cooperative or by you,
               ------------
samples of all advertising and promotional materials not prepared or previously approved by us within the 90-day period preceding their intended use shall be submitted to us (via commercial overnight courier or through the mail return receipt requested) for approval. If disapproval is not received within 20 days from the date of receipt by us of such materials, we shall be deemed to have given the required approval. Neither the Cooperative nor you shall use, and shall cease using, any advertising or promotional materials that we may at any time disapprove, regardless whether we have previously approved any such items.

          (F)  OUR ADVERTISING. We may from time to time expend our own funds to
               ---------------
produce such promotional materials and conduct such advertising as we deem necessary or desirable. In any advertising conducted solely by or for us, we shall have the sole discretion to determine the products and geographical markets to be included, and the medium employed and we shall not have any duty or obligation to supply you with any advertising or promotional materials produced by or for us at our sole expense.

          (G)  OWNERSHIP OF ADVERTISING.  We shall be the sole and exclusive
               ------------------------
owner of all materials and rights which result from advertising and marketing programs produced and conducted, whether by you, us, the Cooperative or the Marketing Fund. Any participation by you in any advertising, whether by monetary contribution or otherwise, shall not vest you with any rights in the Marks employed in such advertising or in any tangible or intangible materials or rights, including copyrights, generated by such advertising. If requested by us, you shall assign to us any contractual rights or copyright you acquire in any advertising.

     9.   TELEPHONE NUMBER.  The only telephone number assigned to the
          ----------------
Restaurant is 205/221-7171. Upon termination or expiration of the Franchise, you shall cease using such telephone number. In no event shall you use such number for any other business. You further agree that in the event you obtain any additional or substitute telephone service or telephone number at the Restaurant, you will promptly notify us and such additional or substitute number shall be subject to this Agreement. You shall immediately take all such actions as may be necessary to transfer any telephone number and any telephone directory listings associated with the Restaurants or the Marks to us. You acknowledge that, as between us and you, we have the sole right to and interest in all telephone numbers and directory listings associated with the Restaurants or the Marks. Concurrently with the execution of this Agreement, you shall execute and deliver the form of assignment of telephone numbers and listings (the "TELEPHONE NUMBER ASSIGNMENT"), required by the applicable local telephone company or, if the local telephone company has no form, our current blank assignment form attached to this Agreement as Exhibit B. You acknowledge and agree that the
                              ---------
telephone company and all listing agencies may accept this Agreement and/or the Telephone Number Assignment as conclusive evidence of our exclusive right in such telephone numbers and directory listings and its authority to direct their transfer.

     Upon termination or expiration of this Agreement (without renewal or extension), we shall have the right and are hereby empowered to effectuate the Telephone Numbers Assignment and, in such event, you shall have no further right, title or interest in the telephone numbers and listings and shall remain liable to the telephone company for all charges and fees owing to the telephone company on or before the effective date of the assignment hereunder.

     You agree and acknowledge that as between us and you, upon termination or expiration of the Franchise Agreement, we shall have the sole right to and interest in the telephone numbers and listings, and you appoint us as your true and lawful attorney-in-fact to direct the telephone company to assign same to us, and execute such documents and take such actions as may be necessary to effectuate the assignment. Upon such event, you shall immediately notify the telephone company to assign the telephone numbers and listings to us. If you fail to promptly direct the telephone company to assign the telephone numbers and listings to us, we shall direct the telephone company to effectuate the Telephone Number Assignment. The parties agree that the telephone company may accept our written direction, the Franchise Agreement or the Telephone Number Assignment as conclusive proof of our exclusive rights in and to the telephone numbers and listings upon such termination or expiration and that such assignment shall be made automatically and effective immediately upon telephone company's receipt of such notice from us or you. The parties further agree that if the telephone company requires that the parties execute the telephone company's assignment forms or other documentation at the time of termination or expiration of the Franchise Agreement, our execution of such forms or documentation on your behalf shall effectuate your consent and agreement to the assignment. The parties agree that at any time after the date hereof, they will perform such acts and execute and deliver such documents as may be necessary to assist in or accomplish the assignment described herein and the Telephone Number Assignment upon termination or expiration of the Franchise Agreement.

     10.  CONSTRUCTION, DESIGN AND APPEARANCE; EQUIPMENT.
          ----------------------------------------------

          (A)  CONSTRUCTION.  You agree that you will construct or remodel the
               ------------
Premises at the approved Location in accordance with our construction or remodeling plans and design, layout and decor specifications. We will provide such specifications. You shall purchase or lease the pizza preparation, beverage storage or dispensing, storage and other equipment, displays, fixtures, and furnishings that we designate. You shall make no changes to any building plan, design, layout or decor, or any equipment or signage without our prior written consent, and shall maintain the interior and exterior decor in such manner as may be prescribed from time to time by us.

          (B)  SIGNS.  You shall prominently display, at your expense, both on
               -----
the interior and exterior of the Premises, advertising signs in such form, color, number, location and size, and containing such Marks, logos and designs as we shall designate. Such signs shall be obtained from a source designated or approved by us. You shall obtain all permits and licenses required for such signs and shall also be responsible for ensuring that all signs comply with all laws and ordinances. You shall not display in or upon the Premises any sign or advertising of any kind to which we object.

          (C)  PAPA JOHN'S PROFIT SYSTEM(TM); PURCHASE AND INSTALLATION.  You
               -------------------------------------------------------
agree to (1) acquire the "Information System" (as defined below) for the Restaurant. Currently, PJFS is the only approved supplier of the Information System. You also agree to acquire the right to use, for the term of this Agreement, the "Designated Software" (as defined below) in the manner specified by us, (2) obtain any and all peripheral equipment and accessories, arrange for any and all support services and take all other actions that may be necessary to enable the "Information System" (as defined below) and the Designated Software to operate as specified by us (including but not limited to installation of electrical wiring and cabling, and temperature and humidity controls) that may be necessary to prepare the Restaurant to enable the "Papa John's Profit System(TM)" (as defined below) to operate as specified by us, and (3) install and commence using the Designated Software on the Information System, and use such items solely in the operation of the Restaurant in the manner specified by us. You shall be responsible for all costs associated with the foregoing, including but not limited to transportation, installation, sales, use, excise and similar taxes, and site preparation. You agree to operate only Designated Software on the Papa John's Profit System\TM. You acknowledge and agree that the Designated

Software, and all additions, modifications and enhancements thereto, shall be deemed to be "confidential information" and shall be subject to Section 17 of this Agreement.

               (I)     DEFINITIONS.  For purposes of this Agreement, the terms
                       -----------
listed below shall have the meanings that follow them.

     "DESIGNATED SOFTWARE" - Such software, programming and services as we may
      -------------------
specify or require from time to time for use by you in the Restaurant. The Designated Software does not include any data or data bases owned or compiled by us for use with the Papa John's Profit System(TM) or otherwise or any data generated by the use of the Designated Software. The Designated Software may consist of either or both of the following:

                       (A)  PACKAGED SOFTWARE.  The Designated Software may
                            -----------------
     consist of software purchased or licensed from us or a third party and/or may contain third-party subcomponents which we have the authority to license or sell to you ("Packaged Software") pursuant to and in accordance with agreements we enter into with such third-party vendors (collectively, the "Packaged Software Agreements").

                       (B)  PROPRIETARY PROGRAMS. The Designated Software may
                            --------------------
     consist of or contain proprietary computer software programs which we may develop or cause to be developed and which are owned by us and which we designate for use on the Papa John's Profit System(TM) in the operation of a Restaurant, including any modifications, additions or enhancements to such software programs ("Proprietary Programs").

     "INFORMATION SYSTEM" - Those brands, types, makes, and/or models of
      ------------------
communications and computer systems or hardware specified or required by us for use in the Restaurant or between or among Papa John's Restaurants and/or us. This Information System may include point of sale systems, information storage, retrieval, transmission systems and security systems.

     "PAPA JOHN'S PROFIT SYSTEM(TM)" - The Designated Software and Information
      -------------------------
System collectively.

               (II)    GRANT OF LICENSE.  We agree to grant to you, and to cause
                       ----------------
our Vendors (defined below) to grant to you, a nonexclusive, nontransferable, nonassignable license to use the Designated Software, subject to the same terms and conditions as the Designated Software is licensed to our other franchisees in general. You agree to be bound by the terms of each Packaged Software Agreement and, to the extent you purchase all or portions of the Designated Software from or through us, agree that the vendors and licensors of all or portions of the Designated Software (collectively, the "Vendors") are third-party beneficiaries of this Agreement with full rights to enforce this Agreement as it pertains to the Designated Software. You acknowledge and agree that the Designated Software and any data generated by the use of the Designated Software are the valuable, proprietary property and trade secret of us and/or our Vendors, and you agree to use the utmost care to safeguard the Designated Software and any data generated by the use of the Designated Software and to maintain the copyright protection and the secrecy and confidentiality thereof.

               (III)   ACCESS; ENHANCEMENTS AND CHANGES.
                       --------------------------------

                       (A) ACCESS TO SYSTEM. We shall have the right at all times to access the Papa John's Profit System(TM) and to retrieve, analyze, download and use the Designated Software, and all software, data and files stored or used on the Papa John's Profit System(TM). We may access the Papa John's Profit System(TM) in the Restaurant or from other locations, including our headquarters and regional offices. You shall store all data and information on the Papa John's Profit System(TM) that we designate from time to time. No unauthorized data or information may be stored on the Papa John's Profit Syste(TM).

                       (B)  ENHANCEMENTS AND CHANGES.  During the term of this
                            ------------------------
     Agreement, and provided that you are in compliance with the terms of this Agreement, we shall provide to you, and you shall promptly implement, all upgrades, modifications, enhancements, extensions, error corrections and other changes to the Papa John's Profit System(TM) developed or adopted by us for use in the operation of the Restaurant.

                       (C)  INFORMATION SYSTEMS MAINTENANCE.  You agree to
                            -------------------------------
     maintain the Information System in accordance with our published maintenance program, as amended from time to time (which will also be adhered to by our restaurants). You also agree that if you fail to maintain the Information System in accordance with our published maintenance program, you shall reimburse any costs which we or our agents incur to bring your Information System up to our standards. The published maintenance program may include, but is not limited to, a hardware spares program and a preventative maintenance program. You acknowledge that such maintenance is necessary to help ensure the proper function of the Papa John's Profit System(TM).

                       (D)  IDEAS AND SUGGESTIONS.  You shall promptly disclose
                            ---------------------
     to us all ideas and suggestions for modifications or enhancements of the Papa John's Profit System(TM) or any component thereof which is conceived or developed by or for you, and us and our Affiliates shall have the right to use and license such ideas and suggestions. All modifications and enhancements made to the Papa John's Profit System(TM) together with the copyright therein shall be the property of us (or the appropriate Vendor if we so designate), without regard to the source of the modification or enhancement, and you hereby assign all of your right, title, and interest in any ideas, modifications, and enhancements to us (or the appropriate Vendor if we so designate). You agree to execute any documents, in the form provided by us, which we determine are necessary to reflect such ownership.

                       (E)  REMOVAL.  Upon expiration or termination of this
                            -------
     Agreement, you shall allow our employees or agents to remove the Designated Software from the Information System, shall immediately return to us the Designated Software, each component thereof, any data generated by the use thereof, all documentation for the Designated Software and other materials or information which relate to or reveal the Designated Software and its operation. You shall immediately destroy any and all back-up or other copies of the Designated Software or parts thereof, and any data generated by the use of the Designated Software (other than financial information relating solely to you).

               (IV)    INSTALLATION FEE.  You agree to pay to us upon
                       ----------------
installation of the Designated Software on your Information System, an installation fee (the "Installation Fee") in the amount of $750, plus all reasonable travel, lodging and other expenses we incur in connection with the installation. The Installation Fee shall be fully earned by us upon installation of the Designated Software on the Information System in the Restaurant and such fee is non-refundable in whole or in part. We may also charge additional Installation Fees, not to exceed $750 plus expenses, each time an enhancement or modification to the Papa John's Profit System(TM) is installed. The Installation Fees do not include any hardware, supplies, data cabling, electrical wiring, or cash drawer or shelving installation or other site work necessary to prepare the Restaurant for the Papa John's Profit System(TM). These are your sole responsibility. However, some or all of these materials and services may be offered by us or our agent for an additional fee.

               (V)     TRAINING FEE.  You agree to pay us a training fee
                       ------------
("Software Training Fee") in the amount of $1,400. Such fee shall be paid at the same time as the Initial Franchise Fee. Training on the Papa John's Profit System(TM) will be conducted at a time and location determined by us, however, such training will be scheduled at least 1 day prior to the opening of the Restaurant. The Software Training Fee is non-refundable in whole or in part. If you own and operate 2 or more Papa John's Pizza restaurants, we will offer a trainer certification program. You may send 2 or more individuals through this program at your expense. If you have at least 2 individuals who work for you that have completed our trainer certification program to our satisfaction, and such persons train all your Restaurant employees on the Papa John's Profit System(TM), there will be no Training Fee charged.

               (VI)    SOFTWARE SUPPORT FEE.  You agree to pay to us a recurring
                       --------------------
software support service fee ("Software Support Fee") in the amount of $70 per Period. Such fee shall be payable in advance on the 7th day of each month (the same day as the Royalty for the prior Period) commencing in the Period immediately following the installation of the Designated Software on the Papa John's Profit System(TM) and continuing through the Term. In exchange for this fee, we will provide general assistance and support for your Papa John's Profit System(TM). This fee entitles you to 3 telephone calls per Period. Additional calls may be billed at $25 each.

               (VII)   SOFTWARE MAINTENANCE FEE.  You agree to pay us a software
                       ------------------------
maintenance fee which shall not be more than 20% of the license fees of the Designated Software as published by Vendors or by us in any year ("Software Maintenance Fee"). This fee shall be paid in semi-annual installments. This Software Maintenance Fee includes software maintenance, research and development, upgrades and enhancements and installation media, if any, which we adopt, require or provide. Installation on the Papa John's Profit System(TM), if required, will be charged as defined in Section 10.(c)(iv).

               (VIII)  INCREASES IN FEES.  The Training Fee, Installation Fee,
                       -----------------
Software Support Fee and/or the Software Maintenance Fee may be increased from time to time.

               (IX)    WARRANTIES AND LIMITATION OF LIABILITY.  We represent and
                       --------------------------------------
warrant to you that if we sell or license the Proprietary Programs to you: (A) we will have all rights, licenses and authorizations necessary to license the Proprietary Programs to you, subject only to nonexclusive licenses granted to others; and (B) the Proprietary Programs will not, and as a result of any enhancements, improvements or modifications provided by us will not, to the best of our knowledge, infringe upon any United States patent, copyright or other proprietary right of any third party. In the event your use of the Proprietary Programs as provided by us is enjoined as a result of a claim by a third party of patent or copyright infringement or violation of proprietary rights, we shall, in our sole discretion, either (1) procure for you the right to continue use of the Proprietary Programs as contemplated hereunder, or (2) replace the Proprietary Programs or modify it such that there is no infringement of the third party's rights; and such action by us shall be your sole and exclusive remedy against us in such event. We do not represent or warrant to you, and expressly disclaim any warranty that the Proprietary Programs are error-free or that the operation and use of the Proprietary Programs by you will be uninterrupted or error-free. We shall have no obligation or liability for any expense or loss incurred by you arising from use of the Proprietary Program in conjunction with any other computer program.

     EXCEPT FOR THE ABOVE EXPRESS LIMITED WARRANTIES, WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, ORAL OR WRITTEN, WITH RESPECT TO THE DESIGNATED SOFTWARE OR ANY PORTION THEREOF, INCLUDING ANY PROGRAM DOCUMENTATION OR OTHER MATERIAL FURNISHED HEREUNDER, OR ANY COMPONENT THEREOF, AND THERE ARE EXPRESSLY EXCLUDED ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT THERETO. WE SHALL HAVE NO LIABILITY FOR CONSEQUENTIAL, EXEMPLARY INCIDENTAL OR PUNITIVE DAMAGES.

          (D)  MAINTENANCE, REMODELING, RE-EQUIPPING, ENHANCEMENTS AND
               -------------------------------------------------------
REPLACEMENTS.  You agree at all times to maintain the Restaurant in accordance
- ------------
with our standards, and that you will, within 90 days from the date of written notice from us, remodel or re-equip or perform such maintenance at the Restaurant in accordance with the specifications we provide. Such maintenance, remodeling and re-equipping may include, without limitation, replacing worn out, obsolete, or dated equipment, fixtures, furnishings and signs; structural modifications; painting and redecorating; or purchasing more efficient or improved equipment. We may require you to perform maintenance and remodeling and to purchase equipment at such times as we, in our sole discretion, deem necessary and reasonable; provided, that we may not require any significant remodeling of the Restaurant during the first 2 years of the Initial Term. We may, during the term of this Agreement, require you to modify, enhance and/or replace all or any part of the Information System and/or the Designated Software at your expense, and you agree, within 120 days of receipt of written notice from us, to acquire, or acquire the right to use for the remainder of the term of this Agreement, the modified, enhanced or replacement version of the Information System and/or Designated Software specified by us. You agree to take all other actions as may be necessary to enable the modified, enhanced or replacement Information System and Designated Software to operate as specified by us. Any such modifications, enhancements, and replacements may require you to incur costs to purchase, lease and/or license new or modified computer hardware and/or software or other equipment and to obtain different and/or additional service and support services during the term of this Agreement. You acknowledge that we cannot estimate the costs of future maintenance, enhancements, modifications, and replacements to the Restaurant, equipment, signage, Papa John's Profit System(TM) or other items. YOU ACKNOWLEDGE THAT EQUIPMENT, ADDITIONS, ENHANCEMENTS, ALTERATIONS, MAINTENANCE AND RENOVATIONS REQUIRED BY US MAY INVOLVE SUBSTANTIAL ADDITIONAL INVESTMENT BY YOU DURING THE TERM OF THIS AGREEMENT.

     11.  OPERATIONS; STANDARDS OF QUALITY; INSPECTIONS.
          ---------------------------------------------

          (A)  PRINCIPAL OPERATOR.  You shall designate an individual to serve
               ------------------
as the "Principal Operator" of the Restaurant. The Principal Operator shall meet the following qualifications:

               (i) The Principal Operator shall own at least a 5% equity interest in you; provided that you shall not be in default of this requirement if the Principal Operator is entitled to a bonus of not less than 5% of the net profits of the Restaurant, payable after the end of each Period, and also has the right to acquire not less than a 5% equity interest in you within 12 months of his or her hire date, which rights shall be evidenced by a written agreement between the Principal Operator and you. You shall provide us with a copy of any such agreement upon request. Once the Principal Operator has acquired an equity interest in you, he or she must continue to own that interest (or a greater interest) during the entire period he or she serves as the Principal Operator.

               (ii) The Principal Operator shall devote full time and best efforts to the supervision and conduct of the development and operation of the Restaurant and, as required in this Agreement, shall agree to be bound by confidentiality and non-competition provisions of the Owner Agreement. At such time as the Principal Operator becomes an owner of an interest in you, he or she must agree to be bound by all the provisions of the Owner Agreement.

               (iii) The Principal Operator shall be a person approved by us who shall complete our initial training requirements and who shall participate in and complete to our satisfaction all additional training as we may reasonably designate.

     If, at any time for any reason, the Principal Operator no longer qualifies to act as such, you shall promptly designate another Principal Operator subject to the same qualifications listed above. Any sale or transfer of any portion of the Principal Operator's interest in you, if any, which would reduce the Principal Operator's equity interest or voting rights in you to less than 5% of the total shall be deemed a transfer of an interest and shall be subject to the terms and conditions of Section 14 hereof; and any failure to comply with such terms and conditions shall be deemed a default by you under this Agreement. However, if the Principal Operator owns 5% or less of you, then a transfer of the Principal Operator's interest to you, another shareholder or partner of you or to a successor Principal Operator shall not require our consent, shall not be subject to our right of first refusal and no transfer fee shall be required.
You shall promptly notify us in writing of any such transfer and provide all information about the transferee and the terms of the transfer as we may reasonable request.

          (B)  MANAGEMENT OF THE RESTAURANT.  The Principal Operator and one or
               ----------------------------
more competent managers approved by us (who shall have completed our initial training program to our satisfaction) shall personally devote their full time and best efforts to the management and operation of the Restaurant in order to ensure compliance with this Agreement and to maintain our high standards. Management responsibility shall include, without limitation, presence of the Principal Operator or a manager at the Restaurant during all business hours; maintaining the highest standards of product quality and consistency; maintaining the Restaurant in the highest condition of sanitation, cleanliness and appearance; and supervising employees to ensure that the highest standard of service is provided and to ensure that your employees deal with customers, suppliers, us, and all other persons in a courteous and polite manner.

          (C)  COMPLIANCE WITH OUR STANDARDS.  You shall operate the Restaurant
               -----------------------------
through strict adherence to our standards, specifications and policies as they now exist, and as they may from time to time be modified. Such standards and policies include, without limitation: (i) specifications and preparation methods for food and beverages; (ii) hours of operation; (iii) menu items and services offered; (iv) employee uniform requirements and specifications; and (v) use of specified emblems and Marks on containers, bags, boxes, napkins, and other products.

          (D)  TRAINING.  Should any employee or prospective employee of you
               --------
perform work which in our judgment requires additional training, skills or knowledge, such employee shall take part in such training and instruction as we shall direct. You shall be solely responsible for all wages, travel and living expenses, and all other costs incurred by you and your employees in connection with any training or instruction we provide. You shall also, at your own expense, conduct at the Restaurant such training and instruction, using such materials, equipment and supplies, as we may require from time to time.

          (E)  MANUALS.  We will lend you one or more manuals which shall
               -------
contain (i) the mandatory and suggested specifications, standards and operating procedures prescribed from time to time by us and (ii) information relative to other obligations hereunder and the operation of the Restaurant (the "Manuals"). The Manuals shall at all times remain our sole property. We may, from time to time, revise the contents of the Manuals. To the extent that we shall deem it necessary or appropriate, we will provide you with policy and procedure statements or other written notice of specifications, standards and procedures. You agree to promptly adopt and use the formulas, methods, procedures, policies, menus, recipes, food products and other standards and specifications contained in the Manuals, policy and procedure statements and other written notices as issued from time to time by us. You acknowledge and agree that all infor mation in the Manuals, policy and procedure statements and other notices constitute confidential information and trade secrets, and shall not be disclosed at any time by you. You shall not copy any part of the Manuals or any other communication or information provided by us.

          (F)  VARIATIONS IN STANDARDS.  You shall not implement any change to
               -----------------------
the System without our prior written consent. However, because complete and detailed uniformity under varying conditions may not be possible or practical, we specifically reserve the right, in our sole discretion and as we may deem in the best interests of you or the Chain, to vary the System, including specific standards, policies and/or procedures, within the Restaurant or any other restaurant(s) in the Chain based upon peculiarities of a particular location or circumstances, including, but not limited to, density of population and other demographic factors, size of the Territory, business practices or customs, or any other condition which we deem to be of importance to the operation of such restaurant(s) or the Chain. You acknowledge that because of these factors and others, there may be variations from standard specifications and practices in the Chain and that you shall not be entitled to require us to grant like or similar variations or privileges to you.

          (G)  YOUR DEVELOPMENTS.  We shall have the right to use and
               -----------------
incorporate into the System for the benefit of other franchisees and us any modifications, ideas or improvements, in whole or in part, developed or discovered by you or your employees or agents, without any liability or obligation to you or the developer thereof.

          (H)  COMPLIANCE WITH LAWS.  You shall at all times during the Term
               --------------------
comply with all laws, ordinances, rules and regulations of all applicable governmental bodies.

          (I)  COURTESY; COOPERATION.  At all times and under all circumstances,
               ---------------------
you and your employees shall treat all customers and other persons, including our agents, officers, and employees with the utmost respect and courtesy, and shall fully cooperate with us and our agents, officers, and employees in all aspects of the franchise relationship.

          (J)  INSPECTIONS.  An agent, officer or employee of ours may make
               -----------
inspections of the Restaurant to insure compliance with all required standards, specifications and procedures. Our representative shall be allowed to inspect the condition and operation of the Restaurant and all areas of the Restaurant at any time during normal business hours. Such inspections may include, without limitation, (i) reviewing sales and order forms, (ii) observing the Principal Operator and all managers and your other employees, (iii) interviewing any such persons, (iv) interviewing customers of the Restaurant in order to evaluate your performance and to ensure that the Restaurant is being operated in accordance with the requirements of this Agreement and the Manuals, and (v) conducting any type of audit or review necessary to evaluate your compliance with all required standards, specifications or procedures. We may, from time to time, make suggestions and give mandatory instructions with respect to your operation of the Restaurant.

     12.  PRODUCTS; COMMISSARY; MENU.
          --------------------------

          (A)  PRODUCTS.  You agree that you will use only those food items,
               --------
ingredients, beverages, cooking materials, containers, boxes, cups, packaging, menus, uniforms, and other products and materials in the operation of the Restaurant as we shall have specifically designated or approved. You may be required to purchase from us certain products that involve trade secrets or that have been specially prepared by us or at your direction or that we consider to be integral to the System. We may require that certain products be purchased from one or more designated suppliers. Products other than those required to be obtained from us or a designated supplier may be purchased from any source provided that the particular supplier and products have been approved by us. We may, from time to time, amend the list of approved products and suppliers.

          (B)  COMMISSARIES.  PJ Food Service, Inc. ("PJFS") and PJFS of
               ------------
Mississippi, Inc. ("PJFS of Mississippi") presently supply designated and approved products to restaurants owned by us or our Affiliates and those of our franchisees from commissaries which are either owned or operated by PJFS, PJFS of Mississippi or us (the "Commissaries"). PJFS and PJFS of Mississippi are currently the only designated manufacturers of dough, and you must purchase dough from PJFS and PJFS of Mississippi or a designated representative unless and until such time as a successor supplier of dough is designated. Neither PJFS nor PJFS of Mississippi has any obligation to continue supplying you or to continue to operate its Commissary. If either of them cease operating the Commissaries or terminates service to you (other than as a result of the termination or expiration of the Franchise) we shall provide you with the name, address and phone number of an alternative approved supplier(s) and the products to be purchased from such supplier(s). All purchases by you from the Commissaries are on the terms specified from time to time by PJFS or PJFS of Mississippi. PJFS and PJFS of Mississippi, through us, hereby reserve the right to specify different terms for different franchisees. We make no representations or warranties about any of the services performed by or any of the products produced or sold by or through PJFS or PJFS of Mississippi.

          (C)  MENU ITEMS.  You shall offer for retail sale, and shall carry on
               ----------
your menu, only those types, sizes, styles and brands of pizza, pizza dough, pizza sauce, toppings, beverages, and other products as from time to time we may specify, and shall make all menu items available for carry-out and delivery service from the Restaurant. You agree that you will not sell or carry on your menu any food items or other products we have not specified or approved.

          (D)  PRICING.  You shall have the sole responsibility for establishing
               -------
your prices, but you shall charge the same price for each product whether sold in the Restaurant or delivered unless we otherwise approve.

     13.  ACCOUNTING AND REPORTS.
          ----------------------

          (A)  ACCOUNTING.  We may lend you and/or the person(s) who will be
               ----------
preparing your reports and financial statements for each Period or year end with one or more manuals, which manual(s) may contain mandatory and/or optional (i) accounting procedures, (ii) forms, (iii) chart of accounts, and (iv) other items deemed relevant or necessary by us. You agree to direct your bookkeeper/accountant to follow all mandatory policies, procedures, forms, formats and other items set forth in such manuals. The accounting manual(s) shall be part of the "Manuals" as defined in this Agreement.

          (B)  RECORDKEEPING.  You shall establish and maintain accounting and
               -------------
record keeping systems in accordance with the specifications and procedures provided by us and as amended from time to time, including, without limitation, maintaining its accounting records on a basis of monthly or multi-week periods (each such accounting period is referred to as "Period"). You shall make all such records available to us upon request. You shall maintain and preserve, for at least five years from the dates of their preparation, full, complete and accu rate books, records and accounts.

          (C)  PERIODIC REPORTS.  On or before the 15th day of the month
               ----------------
following each Period, you shall deliver to us: (i) a statement, in the form prescribed by us, of the revenues and expenses of the Restaurant for the immediately preceding Period, and (ii) such other records and reports as are requested by us, including but not limited to, bank statements, sales and expense forms and reports, and a current balance sheet.

          (D)  REVIEW BY US.  At all times during the Term, we, or our
               ------------
authorized agent, shall have the right to review all your sales and expense records and reports which are located in or which relate to the Restaurant, and to make photocopies of all such items.

          (E)  YEAR-END REPORTS.  Within 120 days following your fiscal year
               ----------------
end, you shall provide us with copies of your financial statements, including an income statement for the fiscal year just ended and a balance sheet as of the end of such fiscal year, which financial statements shall have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. You shall furnish us with copies of all of your federal and state income tax returns and all state sales tax returns as we request from time to time. You shall promptly notify us if any such return is not timely filed, or if any extension is filed, and the reasons therefore.

          (F)  EXAMINATIONS AND AUDITS.  We or our designated agents shall have
               -----------------------
the right, at all times and upon reasonable notice, to examine or audit your books and records, and to make photocopies thereof. If such examination or audit should disclose any underpayment of the Royalty, Marketing Fund payments, or any other sums or fees owed to us, you shall immediately pay the deficient amount plus interest thereon from the date due until paid at a rate equal to 12% per annum. All payments received will first be credited against interest due and then against other payments due. If such an examination or audit discloses an understatement in any statement or report of 5% or more, you shall, in addition to the above provision, reim burse us for the cost of having your books examined or audited. The foregoing shall be in addition to any other rights or remedies we may have, including the termination of the Franchise granted herein.

     14.  TRANSFERS; OUR RIGHT OF FIRST REFUSAL.
          -------------------------------------

          (A)  TRANSFERS BY US.  We may transfer or assign this Agreement or any
               ---------------
or all of its rights, interests, benefits or obligations arising hereunder without restriction. Upon any transfer or assignment of this Agreement by us, we shall be released from all obligations and liabilities arising or accruing in connection with this Agreement after the date of such transfer or assignment.

          (B)  TRANSFERS BY YOU.  The rights and interests of you under this
               ----------------
Agreement are and shall remain personal to you. You recognize that we have granted the Franchise in reliance on the business and financial capacity and other attributes of you and in reliance upon the Guaranty of Obligations. Accordingly, neither you nor any holder of any capital stock or other interest in you that is a corporation or other entity shall transfer (i) any interest in this Agreement, (ii) any material portion of the assets of you or the Restaurant, or (iii) any stock or other interest in you, without obtaining our prior written consent; provided that a partner or shareholder of you may transfer all or a portion of his interest in you to another partner or shareholder or to you (such person or entity being referred to as a "Permitted Transferee") and such a transfer shall not be subject to our consent or right of first refusal and no transfer fee shall be required. You shall promptly notify us of any such transfer. For purposes of this Agreement, the term "transfer" shall mean any issuance, sale, assignment, gift, pledge, mortgage or any other encumbrance (other than a lien against the your assets to secure a loan for the construction, remodeling, equipping or operation of the Restaurant), transfer by bank ruptcy, transfer by judicial order, merger, consolidation, share exchange, transfer by operation of law or otherwise, whether direct or indirect, voluntary or involuntary. Our consent to a particular transfer shall not be deemed as consent to any subsequent or different transfer. In the event you grant a security interest in your assets to secure a loan for construction, leasehold or equipment costs, the secured party shall agree in writing that upon (A) default by you, it shall notify us and we shall have the right, but not the obligation, to be substituted as the debtor and to cure the default, and (B) any acceleration of indebtedness provisions of the loan documents shall not be exercisable if we cure the default and assume the indebtedness. Upon the occurrence of a default and our election to assume the indebtedness, the Franchise and this Agreement shall automatically terminate and we shall have the right under Section 20 to purchase the assets used in the Restaurant. The purchase price as determined under Section 20 shall be reduced by the amount of the debt we assumed.

               (I)     OUR RIGHT OF FIRST REFUSAL.  You shall give us at least
                       --------------------------
45 days prior written notice of any intended transfer of any of your rights or interest under this Agree ment or of the proposed transfer of any interest in you or any material portion of your assets. Such notice shall set forth the name of the proposed transferee and a detailed statement of all of the terms and conditions of such intended or proposed transfer. Subject to subsection (c) below, we will not unreasonably withhold our consent to a proposed transfer. Irrespective of the qualifications or acceptability of any prospective transferee, we shall have the first right and option to purchase the interest intended or proposed to be transferred at the same price and on the same terms and conditions contained in the notice. Should the proposed transfer involve the payment of any non-cash consideration, we shall have the option to purchase the interest at a price equal to the fair market value of such non-cash consideration plus the amount, if any, of consideration paid in cash. We shall determine the fair market value of the non-cash consideration using fair and reasonable methods. We shall make such determination as promptly as practicable, but in no event later than 30 days after we have received the notice of the intended transfer. If you disagree with the value as we determine, then you and Papa John's shall each hire an appraiser (or a single appraiser, if you and Papa John's so agree) to value the non-cash consideration. If the appraisals are within 20% of each other, then the difference between the two shall be equally divided to establish the price at which we may exercise our first right and option. If the difference between the appraisals is greater than 20%, then the issue of the fair market value of such consideration shall be determined by a third appraiser selected by the other two appraisers and whose decisions shall be final, except that it may not be lower or higher than the lowest appraisal and highest appraisal, respectively, determined by the first two appraisers. Should a proposed transfer not involve the payment of any consideration, we have the option to purchase the interest at a price equal to 1 1/2 times the Net Profits of the Restaurant over the previous 12-month period (or the average monthly Net Profit of the Restaurant if it has been operating less than 12 months multiplied by 12) multiplied by the percentage which the interest to be transferred bears to all interests in the Restaurant, or you, as the case may be. As used in this Agreement, Net Profits means the amount of profit, if any, determined from statements of profit and loss prepared by an independent public accountant that we find acceptable. Within 30 days after we receive notice of a proposed transfer for no consideration or solely for cash, or if the proposed transfer will not be solely for cash, within 10 days after a determination is made of the fair market value of the non-cash consideration, we will notify you that we are exercising our right of first refusal or approving the transfer or denying approval of the transfer. Our decision to deny approval shall be final.

               (II)    APPROVED TRANSFERS.  If we decide not to exercise our
                       ------------------
right of refusal, and if we approve the transfer in writing, you (or the transferor of an interest in you) may make the proposed transfer on the exact terms and conditions specified in your notice to us within 60 days after the expiration of our option. If the transfer is not consummated within such 60-day period, you may not thereafter transfer such interest without again complying with this Section.

          (C)  CONDITIONS ON TRANSFER.  We agree that we will not unreasonably
               ----------------------
withhold our consent to a proposed transfer if all of the following conditions are satisfied:

               (i) We shall have decided not to exercise our right of first refusal as provided above;

               (ii) You are in full compliance with this Agreement and there are no uncured defaults by you hereunder, and all your debts and financial obligations to us and our Affiliates under this Agreement or otherwise are current and your obligations to the Marketing Fund and each Cooperative of which you are a member are current;

               (iii) The proposed transferee executes such documents as we may reasonably require to evidence that they have assumed the obligations of you under this Agreement, and if required by us, the proposed transferee executes, and in appropriate circumstances, causes such other parties as we may require to execute, our then-current form of Owner Agreement, and other then-current ancillary agreements, which documents may be substantially different than those attached to this Agreement;

               (iv) The proposed transferee enters into an Advertising Agreement with the Marketing Fund and also becomes a member of the Cooperative to which the Restaurant is required to contribute;

               (v) Prior to the date of the proposed transfer, the proposed transferee's Principal Operator and managers undertake and complete, to the satisfaction of us, such training and instruction as we shall deem necessary;

               (vi) We are satisfied that the proposed transferee (and if the proposed transferee is an entity, all owners of any interest in such entity) meets all of the requirements for our new franchisees applicable on the date we receive notice of the proposed transfer and including, but not limited to, good reputation and character, business experience, restaurant management experience, and financial strength and liquidity;

               (vii) You and any owner transferring an interest in you acknowledge and agree in writing that they are bound by the non-competition and confidentiality provisions set forth herein and in the Owner Agreement (and any similar provision in any other document which either of them have executed) to the maximum extent allowed under applicable law;

               (viii) You and all owners of an interest in you execute a general release, in the form prescribed by us, releasing, to the fullest extent permitted under the laws of the state where the Restaurant to be transferred is located, all claims that any of them may have against us and our affiliates and subsidiaries, and their respective shareholders, officers, directors and employees, in both their individual and corporate capacities and if you are the transferor, you shall acknowledge in writing that your interest under this Agreement terminated;

               (ix) You shall pay us a transfer fee of $3,000; provided that if the proposed transfer is of the Restaurant together with one or more other Papa John's restaurants owned by you to a single transferee, then the total transfer fee shall be an amount equal to the greater of $3,000 or our actual costs and expenses incurred in approving and effecting the transfer, including, without limitation, all "in-house" and outside personnel and professional costs; and

               (x) The proposed transferee and all owners of any interest in a transferee that is an entity provide us, at least 45 days prior to the proposed transfer date, copies of financial statements for the preceding three years, and where applicable, its certificate of incorporation and bylaws (and any amendments or modifications thereof), minutes and resolu tions and all other documents, records and information pertaining to the transferee's existence and ownership.

          (D)  OWNERSHIP AND STRUCTURAL CHANGES.  Except for transfers between
               --------------------------------
Permitted Transferees, any ownership or structural changes in you including but not limited to, any merger, reorganization, issuance of additional shares or classes of stock or additional partnership interests, shall constitute and be deemed a transfer of the Franchise and shall be subject to our prior written approval.

     15.  DEATH, INCAPACITY OR DISSOLUTION.
          --------------------------------

          (A)  TRANSFER UPON DEATH, ETC.  Upon the death or permanent incapacity
               -------------------------
of you, or if you are a corporation, limited liability company, partnership or other entity, upon the death, incapacity or dissolution of any owner of any interest in you, the executor, administrator, conservator, trustee or other representative of such person or entity shall assign such interest in the Franchise, or such interest in you, to a third party approved by us; provided that if the transferee is a Permitted Transferee, our right of first refusal shall not apply and no transfer fee shall be payable. Further, if the transferee is required to be approved and is approved, and the transfer involves less than 25% of the ownership of you, no transfer fee shall be payable. If you are one or more individuals and any such person dies or becomes permanently incapacitated, and if the law of the jurisdiction where the Restaurant is located so provides, nothing contained in this Section shall deny your spouse, heirs or personal representative the opportunity to participate in the ownership of the Franchise for a reasonable time after the death or incapacity of the you, provided that:
(i) this Agreement is valid and in effect, (ii) the spouse, heirs or representative meets all conditions and qualifications otherwise required of transferees, and (iii) such spouse, heirs or representative maintains and complies with all standards and obligations contained in this Agreement. An assignment under this Section 15 shall be completed within a reasonable time, not to exceed 9 months from the date of death, permanent incapacity or dissolution and shall (except as otherwise provided above) be subject to the terms and conditions applicable to lifetime transfers contained in Section 14, including our right of first refusal.

          (B)  MANAGEMENT BY US.  Pending assignment, if the Principal Operator
               ----------------
ceases managing the Restaurant and another shareholder, member, partner or employee of you that qualifies as the Principal Operator does not assume such obligations, we may, at our sole option, appoint a manager to operate the Franchise for your account. All expenses of the Restaurant, including compensation, travel and living expenses, and other costs of the appointed manager, and a reasonable per diem fee of us for our administrative expenses, shall be charged to you. Operation of the Restaurant during any such period shall be for and on your behalf. The appointed manager shall only have a duty to utilize his or her best efforts in the management of the Restaurant and the appointed manager and we shall not be liable to you or your owners for any debts, losses, liabilities or obligations incurred by the Restaurant, or to any of your creditors for any merchandise, materials, supplies or services purchased by the Restaurant during any period in which it is managed by our appointed manager.

     16.  YOUR ADDITIONAL COVENANTS.
          -------------------------

          (A)  LIMITATIONS ON ACTIVITIES.  If you are a corporation, limited
               -------------------------
liability company, or partnership, you shall not at any time during the Term of this Agreement, own, operate or have any interest in any other business or business activity other than the operation of Papa John's restaurants pursuant to agreements with us. If you are an individual and are also the Principal Operator, you have disclosed to us all businesses in which you have an interest, or are engaged in, and covenant that you will notify us of any intention to participate or engage, directly or indirectly, in any other business activity at least 30 days before undertaking such activity or becoming a party to any agreement or understanding relating to such activity. You shall provide us with such information in regard thereto as we may reasonably request and will not engage or participate in any such activity unless you receive our written consent.

          (B)  EXECUTION OF ANCILLARY DOCUMENTS.  Simultaneously with the
               --------------------------------
execution of this Agreement, you shall cause each person or entity owning any beneficial interest in you to execute an Owner Agreement in the form provided by us.

          (C)  YOUR NON-COMPETE.  You covenant and agree that during the Term of
               ----------------
this Agreement (including the Renewal Term, if applicable) and for a period of two years after the termination or expiration of the Franchise, regardless of the reason for such termination or expiration, you shall not, within a 10-mile radius of (i) the Restaurant, or (ii) any business location at which we or an "Affiliate" (as defined in Section 25) or our franchisee then con ducts a Papa John's business, engage in any of the following activities:

               (i) directly or indirectly enter into the employ of, render any service to or act in concert with any person, partnership, limited liability company, corporation or other entity that owns, operates, manages, franchises or licenses any business that (A) sells pizza or other non-pizza products (excluding soft drinks) that are the same as those sold by Papa John's restaurants on a delivery basis, or (B) sells pizza or any such other products primarily on a carry-out basis, including, without limitation, business formats such as Domino's, Pizza Hut, Mr. Gatti's, Sbarro and Little Caesars (a "Competitive Business"), or

               (ii) directly or indirectly engage in any such Competitive Business on your own account, or

               (iii) become interested in any such Competitive Business directly or indirectly as an individual, partner, member, shareholder, director, officer, principal, agent, employee, consultant or in any other relationship or capacity; provided, that the purchase of a publicly traded security of a corporation engaged in such business or service shall not in itself be deemed violative of this Section so long as you do not own, directly or indirectly, more than 1% of the securities of such corporation.

     To the extent required by the laws of the state in which the Restaurant is located, the duration or the geographic areas included within the foregoing covenants, or both, shall be deemed amended in accordance with Section 25.

          (D)  MANAGERIAL AND SUPERVISORY EMPLOYEES. You covenant that you
               ------------------------------------
shall cause all persons who are involved in managerial or supervisory positions with you to enter into a Confidentiality Agreement as provided by us. You agree to provide us with copies of such executed agreements upon request. If you have reason to believe that any person has violated any such Confidentiality Agreement, you shall promptly notify us and cooperate with us to protect us against unfair competition, infringement, or other unlawful use of the Marks, our trade secrets, recipes, or System. You further grant us the right, but not the obligation, to prosecute any such lawsuits at our expense in your name.

          (E)  COPYING; NON-SOLICITATION.  You shall not copy or duplicate our
               -------------------------
System or any aspect thereof, or any of our trade secrets, recipes, methods of operation, processes, formulas, advertising, marketing, designs, trade dress, plans, software, programs, know-how or other proprietary ideas or information nor will you convey, divulge, make available or communicate any such information to any third party nor assist others in doing so (except as permitted or required by this Agreement). You covenant that you will not, either during the Term or after it, employ or seek to employ any person who is employed by us, our Affiliates or by any of our franchisees, or otherwise directly or indirectly solicit, entice or induce any such person to leave their employment.

          (F)  VALIDITY OF MARKS AND COPYRIGHTS; REGISTRATIONS. You agree that
               -----------------------------------------------
you will not, either during the Term or any time thereafter, directly or indirectly challenge or contest the validity of, or take any action to jeopardize our rights in or ownership of, any of the Marks or any registration of a Mark or any Copyrighted Work. In the event you violate this provision, we shall be entitled to equitable, monetary, punitive and any other relief to which we may be entitled, as well as the recovery of all costs, expenses and attorneys' fees incurred by us as a result of such violation.

          (G)  REASONABLENESS OF SCOPE AND DURATION.  You agree that the
               ------------------------------------
covenants and agreements contained herein are, taken as a whole, reasonable with respect to the activities covered and their geographic scope and duration, and you shall not raise any issue of the reasonableness of the areas, activities or duration of any such covenants in any proceeding to enforce any such covenants. You acknowledge and agree that you have other skills and resources and that the restrictions contained in this Section 16 will not hinder your activities or ability to make a living either under this Agreement or in general.

          (H)  ENFORCEABILITY.  You agree that we may not be adequately
               --------------
compensated by damages for a breach by you of any of the covenants and agreements contained in this Section, and that we shall, in addition to all other remedies, be entitled to injunctive relief and specific performance. The covenants and agreements contained in this Section shall be construed as separate covenants and agreements, and if any court shall finally determine that the restraints provided for in any such covenants and agreements are too broad as to the area, activity or time covered, said area, activity or time covered may be reduced to whatever extent the court deems reasonable, and such covenants and agreements shall be enforced as to such reduced area, activity or time.

     17.  TRADE SECRETS AND CONFIDENTIAL INFORMATION.  You understand and agree
          ------------------------------------------
that we have disclosed or will disclose to you certain confidential or proprietary information and trade secrets. Except as necessary in connection with the operation of the Restaurant and as approved by us, you shall not, during the Term or at any time after the expiration or termination of the Franchise, regardless of the cause of termination, directly or indirectly, use for your own benefit or communicate or divulge to, or use for the benefit of any other person or entity, any trade secrets, confidential information, knowledge or know-how concerning the recipes, food products, advertising, marketing, designs, plans, software, programs or methods of operation of the Restaurant or the System. You shall disclose to your employees only such confidential, proprietary or trade secret information as is necessary to operate your business hereunder and then only while this Agreement is in effect. Any and all information, knowledge, or know-how, including without limitation, drawings, materials, equipment, marketing, recipes, and other data, which we designate as secret or confidential shall be deemed secret and confidential for purposes of this Agreement.

     18.  INSURANCE.
          ---------

          (A) TYPES AND EXTENT OF COVERAGE.  You shall obtain and maintain
              ----------------------------
throughout the Term such insurance coverages with such limits as specified below (or such greater amounts of insurance as may be required by the terms of any lease or mortgage relating to the Premises):

               (i) fire, extended coverage, vandalism, malicious mischief and special extended peril insurance at no less than the actual replacement value of the building (if owned), the contents, and improvements;

               (ii) workers' compensation and other insurance required by law;

               (iii) comprehensive general liability and property damage insurance on an occurrence basis naming us and our Affiliates, and our respective officers, directors and employees, as additional insureds as follows:

                    (A) bodily injury to or death of one or more persons - minimum of $1,000,000;

                    (B) property damage or destruction - minimum of $500,000 per occurrence;

                    (C) public and product liability - $1,000,000;

                    (D) hired and non-owned vehicle coverage - $1,000,000 and

               (iv) an umbrella policy with a minimum limit of $1,000,000, which policy must expressly provide coverage above the coverages listed in (A) through (C) above. The foregoing are only the minimum required coverages. We make no representation or warranty that the foregoing types or amounts of coverage will provide you with adequate protection. You should consult with a qualified expert about your insurance needs.

          (B)  OTHER INSURANCE REQUIREMENTS.  Upon request, you shall deliver to
               ----------------------------
us copies of all such policies of insurance and proof of payment therefor. All policies required hereunder shall provide that the insurer shall endeavor to give us written notice not less than 30 days prior to the date the coverage is canceled, altered, or permitted to lapse or expire. We may, from time to time, increase the limits of any required policy of insurance.

     19.  TERMINATION BY US.
          -----------------

          (A)  AUTOMATIC TERMINATION.  You shall be in default under this
               ---------------------
Agreement, and the Franchise and all rights granted to you in this Agreement shall automatically terminate without notice to you, (i) if you make a general assignment for the benefit of creditors; or if a petition in bankruptcy is filed by you or (ii) such a petition is filed against and not opposed by you; or (iii) if you are adjudicated as bankrupt or insolvent; or (iv) if a bill in equity or other proceeding is filed for the appointment of a receiver or other custodian for your business or assets if filed and consented to by you; or (v) if a receiver or other custodian (permanent or temporary) of your assets or property, or any part thereof, is appointed by any court of competent jurisdiction; or
(vi) if proceedings for a composition with creditors under any state or federal law should be instituted by or against you; or (vii) if a final judgment against you remains unsatisfied or of record for 30 days or longer (unless an appeal or supersedeas bond is filed); or (viii) if you are dissolved; or (ix) if any portion of your interest in the Franchise becomes subject to an attachment, garnishment, levy or seizure by any creditor or any other person claiming against or in your rights; or (x) if execution is levied against your business or property; or (xi) if the real or personal property of your Restaurant shall be sold after levy thereupon by any sheriff, marshal, or constable; or (xii) for the reasons described in Section 14 hereof.

          (B)  WITHOUT NOTICE.  You shall be in default and we may, at our
               --------------
option, terminate the Franchise and all rights granted in this Agreement, without affording you any opportunity to cure the default, effective upon the earlier of receipt of notice of termination by you, or five days after mailing of such notice by us, upon the occurrence of any of the following events:

               (i) You at any time cease to operate or otherwise abandon the Restaurant or forfeit the right to do or transact business in the jurisdiction where the Restaurant is located or lose the right to possession of the Premises; provided, however, that if any such loss of possession results from the governmental exercise of the power of eminent domain, or if, through no fault of yours the Premises are damaged or destroyed, then you shall have 45 days after either such event in which to apply for our approval to relocate or reconstruct the premises (which approval shall not be unreasonably withheld), provided, that you shall either relocate or begin and diligently pursue reconstruction of the Restaurant within 60 days after the event;

               (ii) Except as otherwise permitted in Sections 14 and 15, any owner of more than a 5% interest in you transfers all or part of such interest or you transfer any interest in the Franchise or a material portion of the assets of the Restaurant or of you without our prior written consent;

               (iii) You or any person or entity owning more than 5% of you is proven to have engaged in fraudulent conduct, or is convicted of, or pleads guilty or no contest to a felony or a crime involving moral turpitude, or any other crime or offense that is reasonably likely to have an adverse effect on the Chain, the Marks or the goodwill associated therewith; provided, that if the act or conviction involves your owner, we will not terminate the Franchise if you notify us promptly after you learn of the event constituting the default, and within 15 days of the date of the notice, either (A) the person or entity that committed the wrongful act divests his, her or its entire interest in you, or (B) you obtain our consent for such owner to maintain his, her or its ownership interest.

               (iv) An approved transfer is not effected within 9 months of your death or incapacity, or the death, incapacity or dissolution of any owner of an interest in you;

               (v) You make any intentional, unauthorized disclosure or divulgence of the contents of any Manual or other confidential information provided to you by us;

               (vi) You are given 3 or more notices of being in material violation of any the terms or requirements of this Agreement within any 12-month period, whether or not such defaults are timely cured after notice;

               (vii) You fail to comply with any of your covenants set forth in Sections 16 or 17, fail to maintain the insurance coverages under Section 18, or make any material misrepresentation to us or breach any warranty or representation made to us, whether in this Agreement or otherwise;

               (viii) You knowingly or intentionally maintains false books or records or submits any false record, statement or report to us; or

               (ix) You, by act or omission, materially impair the value of, or the goodwill associated with, the Chain, any of the Marks or the System.

          (C)  WITH NOTICE AND FAILURE TO CURE.  Except for those defaults
               -------------------------------
provided for under subsections (a) or (b) above, you shall be in default hereunder for any failure to maintain or comply with any of the terms, covenants, specifications, standards, procedures or require ments imposed by this Agreement or in any Manual, policy and procedure statement or other written document provided by us, or to carry out the terms of this Agreement in good faith. For such defaults, we will provide you with written notice and 15 days to cure or, if a default cannot reasonably be cured within 15 days, to begin within that time substantial and continuing action to cure such default and to provide us with evidence of such actions. If the defaults specified in such notice are not cured within the 15-day period, or if substantial and continuing action to cure has not been initiated, we may, at our option, terminate the Franchise effective on the earlier of, the date of receipt by you of notice of termination or 5 days after the mailing of such notice by us. Such defaults shall include, without limitation, the occurrence of any of the following events:

               (i) You fail to construct or remodel, or to commence operating the Restaurant in accordance with this Agreement;

               (ii) You fail, refuse, or neglect to promptly to pay any monies owing to us, our Affiliates or the Marketing Fund or a Cooperative when due, or to submit the financial or other information required under this Agreement;

               (iii) Any person or entity owning 5% or less of you transfers such interest in violation of this Agreement; provided, however, that your right to cure such a default shall be conditioned upon you immediately notifying us of the improper transfer and taking all actions necessary to either (A) obtain our approval thereof or, (B) if approval is not desired or the transfer or transferee is not approved by us, to re-acquire the interest so transferred;

               (iv) A threat or danger to public health or safety results from the construction, maintenance, or operation of the Restaurant;

               (v)     You misuse or make any unauthorized use of the Marks; or

               (vi) You, by act or omission in connection with the operation of the Restaurant, permit a continued violation of any law, ordinance, rule, or regulation of a govern-mental body.

          (D)  MATERIALITY OF BREACHES.  You acknowledge and agree that a breach
               -----------------------
or violation of any term, covenant, condition, warranty, representation or other obligation by you (other than a breach or violation that may be cured under Section 19 and is in fact cured within 15 days after notice) shall constitute a material breach and default under this Agreement. Any breach or violation that may be cured under Section 19 and that is not in fact cured within the 15-day cure period shall also constitute a material breach and default under this Agreement.

     20.  OBLIGATIONS UPON TERMINATION OR EXPIRATION.
          ------------------------------------------

          (A)  POST TERMINATION OBLIGATIONS.  Upon termination or expiration of
               ----------------------------
the Franchise, all rights granted to you under this Agreement shall terminate, the Franchise shall revert to us, and you shall have the following obligations with respect to the Restaurant franchised under this Agreement:

               (i) You shall immediately cease to operate the business franchised under this Agreement, and shall not thereafter, directly or indirectly, represent to the public or hold yourself out as a Papa John's franchisee with respect to such business;

               (ii) You shall immediately and permanently cease to use, in any manner whatsoever, all confidential information, Designated Software, methods, procedures and techniques used by or associated with the System, and the proprietary Marks "Papa John's," "Papa John's Pizza," and all other Marks and distinctive forms, slogans, signs, symbols, logos and devices associated with the Papa John's Chain;

               (iii) You shall immediately return to us any property held or used by you which is owned by us and shall cease to use, and either destroy or convey to us, all signs, advertising materials, displays, stationery, forms and any other materials that bear or display the Marks;

               (iv) You shall take such actions as may be necessary to cancel any assumed name or similar registration which contains the mark "Papa John's" or "Papa John's Pizza" or any other Mark, and you shall furnish us with evidence satisfactory to us of compli ance with this obligation within thirty (30) days after termination or expiration of the Franchise;

               (v) You shall, if we so request, assign to us any interest which you have in any lease for the Premises; provided we agree to use reasonable efforts to effect a termination of the existing lease for the Location and enter into a new lease on reasonable terms with the landlord. In the event we are unable to negotiate an acceptable new lease we will indemnify and hold you harmless from any ongoing liability under the lease from the date we assume possession of the Location. The assignment of the lease shall be made at the same time as we purchase the assets of the Restaurant pursuant to Section 20 below. If we do not purchase the assets you shall effectuate such assignment immediately upon receipt of our notice.

In the event we do not elect to exercise our option to acquire any lease for the Premises, and unless otherwise directed by us, you shall, within 10 days after termination or expiration of the Franchise, make such modifications and alterations to the Premises as may be necessary to distinguish the appearance of the Premises from that of other Papa John's restaurants and shall make such specific additional changes thereto as we may reasonably request;

               (vi) You shall promptly pay all sums owed to us, and in the event the Franchise is terminated for any reason other than as a result of a material breach of this Agreement by us that is not cured within 30 days or such longer period as may be necessary after written notice thereof from you, such sums shall include all damages, costs, and expenses, including reasonable attorneys' fees, incurred by us as a result of the default and the termination, which obligation shall give rise to and remain, until paid in full, a lien in favor of us against any and all of the personal property, furnishings, equipment, signs, fixtures and inventory owned by you located on the Premises on the date the Franchise terminated;

               (vii) You shall pay to us all damages, costs and expenses, including reasonable attorneys' fees, incurred by us subsequent to the termination or expiration of the Franchise in obtaining injunctive or other relief for the enforcement of any term, covenant or provision of this Agreement;

               (viii) You shall immediately deliver to us all Manuals, policy and procedure statements, instructions, and other materials related to operating the Restaurant, including, without limitation, brochures, charts and any other materials provided by us and all copies thereof, and shall neither retain nor convey to another any copy or record of any of the foregoing and shall allow us to remove the Designated Software as described in Section 10;

               (ix) If requested by us, you shall take all further action and execute all documents necessary to convey and assign to us all telephone numbers which have been used in the operation of the Restaurant or if we do not so request, you shall cease all use of such telephone numbers; and

               (x) You shall comply with the covenants contained in this Agreement, including, but not limited to, the covenants not to compete and the covenants not to disclose trade secrets or confidential information.

          (B)  ASSET PURCHASE OPTION.  Upon termination of this Agreement by us,
               ---------------------
upon termination of this Agreement by you without cause or upon expiration of this Agreement, we shall have the option, exercisable by giving written notice thereof within 15 days from the date of such expiration or termination, to purchase from you all the assets used in the Restaurant. Assets shall include, without limitation, leasehold improvements, equipment (including the Information System), furniture, fixtures, signs and inventory for the Location. We shall have the unrestricted right to assign this option to purchase. We or our assignee shall be entitled to all customary warranties and representations given by the seller of a business including, without limitation, representations and warranties as to (i) ownership, condition and title to assets; (ii) liens and encumbrances relating to the assets; and (iii) validity of contracts and liabilities, inuring to us or affecting the assets, contingent or otherwise. The purchase price for the assets of the Restaurant shall be the fair market value, determined as of the date of termination or expiration of this Agreement in a manner consistent with reasonable depreciation of leasehold improvements owned by you and the equipment, furniture, fixtures, signs and inventory of the Restaurant, provided that the purchase price shall not contain any factor or increment for any trademark, service mark or other commercial symbol used in connection with the operation of the Restaurant, goodwill or "going concern" value for the Restaurant and further provided that we may exclude from the assets purchased hereunder any equipment, furniture, fixtures, signs and inventory that are not approved as meeting quality standards for Papa John's restaurants. If you and we are unable to agree on the fair market value of the assets, the fair market value shall be determined by an independent appraiser selected by us and you. If you and we are unable to agree on a single appraiser, each party shall each select one appraiser, who shall select a third appraiser, and the fair market value shall be deemed to be the average of the three (3) independent appraisals. Except as provided above, nothing contained herein shall restrict the manner in which the appraisers so selected value the leasehold improvements, equipment, furniture, fixtures, signs and inventory.
The purchase price shall be paid in cash, a cash equivalent, or marketable securities of equal value at the closing of the purchase, which shall take place no later than 90 days after receipt by you of notice of exercise of this option to purchase, at which time you shall deliver instruments transferring to us or our assignee: (1) good and merchantable title to the assets purchased, free and clear of all liens and encumbrances (other than liens and security interests acceptable to us or our assignee), with all sales and other transfer taxes paid by you; and (2) all licenses and permits of the Restaurant which may be assigned or transferred. In the event that you cannot deliver clear title to all of the purchased assets as aforesaid, or in the event there shall be other unresolved issues, the closing of the sale shall be accomplished through an escrow. Further, you and we shall, prior to closing, comply with all applicable legal requirements, including the bulk sales provisions of the Uniform Commercial Code of the state in which the Restaurant is located. We shall have the right to set off against and reduce the purchase price by any and all amounts owed by you to us, and the amount of any encumbrances or liens against the assets or any obligations assumed by us. If we or our assignee exercises this option to purchase, pending the closing of such purchase as hereinabove provided, we shall have the right to appoint a manager to maintain the operation of the Restaurant as set forth under Section 15. Alternatively, we may require you to close the Restaurant during such time period without removing any assets from the Restaurant. You shall maintain in force all insurance policies required pursuant to this Agreement, until the date of closing on the sale.

     21.  INDEPENDENT CONTRACTOR; INDEMNIFICATION.
          ---------------------------------------

          (A)  INDEPENDENT CONTRACTOR.  It is understood and agreed by the
               ----------------------
parties that this Agreement creates only a contractual relationship between the parties subject to the normal rule of contract law. This Agreement does not create a fiduciary relationship between them and that you are and shall remain an independent contractor. Nothing in this Agreement is intended to constitute either party an agent, legal representative, subsidiary, joint venturer, partner, employee, or servant of the other for any purpose whatsoever. You agree to hold yourself out to the public as an independent contractor, separate and apart from us. You agree that you shall not make any contract, agreement, warranty, or representation on our behalf without our prior written consent, and you agree that you shall not incur any debt or other obligation in our name. This Agreement shall not be deemed to confer any rights or benefits to any person or entity not expressly named herein.

          (B)  INDEMNIFICATION.  We shall not be liable by reason of any act or
               ---------------
omission of you in your conduct of the Restaurant or for any claim, cause of action or judgment arising therefrom against you or us. You agree to hold harmless, defend and indemnify us and our affiliates, officers, directors, agents, and employees, from and against any and all losses, expenses, judgments, claims, attorney fees and damages arising out of or in connection with any claim or cause of action in which we shall be a named defendant and which arises, directly or indirectly, out of the operation of, or in connection with, your Restaurant, other than a claim resulting directly from our negligence.

     22.  YOUR REPRESENTATIONS.  You hereby acknowledge and represent that:
          --------------------

          (A) all information submitted to us by you or those owning an interest in you, including all applications, financial statements and other documents and information, is true and correct in all respects and that it does not omit any statement or item of fact material to make the statements made therein not false or misleading;

          (B) We have not represented (i) that the you will earn, can earn, or are likely to earn a gross or net profit, (ii) that we have knowledge of the relevant market, or (iii) that the market demand will enable the you to earn a profit from the Franchise;

          (C) You have read and understood this Agreement and the disclosure document entitled "Papa John's Franchise Offering Circular" (the "Offering Circular") required by the Federal Trade Commission or the state in which the Restaurant will be located at least 10 business days prior to the date on which this Agreement was signed or any monies were paid to us by you. You understand that we make no representation or warranty regarding your relevant market or the profitability of business operations under the System and that no representations have been made by us, or by our affiliate or ours or their officers, directors, shareholders, employees or agents, that are contrary to or inconsistent with the terms of this Agreement or with the statements made in the Offering Circular that accompanied a copy of this Agreement;

          (D) You accept the terms, conditions and covenants contained in this Agreement as being reasonable and necessary to maintain our standards of quality, service and uniformity and in order to protect and preserve the goodwill of the Marks. You acknowledge that other franchisees of ours have been or will be granted franchises at different times and in different situations. You further acknowledge that the provisions of the franchise agreements pursuant to which such franchises were granted may vary materially from those contained in this Agreement and that your obligation arising hereunder may differ substantially from other franchisees; and

          (E) You recognize that the System may evolve and change over time and that the Franchise involves an investment of substantial risk and its success is dependent primarily upon your business acumen and your efforts and other factors beyond our control. You have conducted an independent investigation of the Franchise and have had ample time and opportunity to consult with independent professional advisors (lawyers, accountants, etc.), and have not received or relied upon any express or implied guarantee as to potential volumes, revenues, profits or success of the business venture contemplated by the Franchise.

     23.  ENFORCEMENT.
          -----------

          (A)  ARBITRATION. EXCEPT FOR CONTROVERSIES, DISPUTES OR CLAIMS RELATED
               -----------
TO OR BASED ON (1) ANY ACTION BY US TO STOP OR PREVENT ANY THREAT OR DANGER TO PUBLIC HEALTH OR SAFETY RESULTING FROM THE CONSTRUCTION, MAINTENANCE, OR OPERATION OF THE RESTAURANT; OR, (2) AT OUR OPTION, YOUR VIOLATION OF ANY PROVISION OF SECTION 16 OR 17 HEREOF, OR YOUR USE OF THE MARKS AFTER THE EXPIRATION OR TERMINATION OF THIS AGREEMENT, ALL CONTROVERSIES, DISPUTES OR CLAIMS BETWEEN US AND OUR AFFILIATES, SHAREHOLDERS, OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES AND YOU (AND YOUR OWNERS, GUARANTORS, AFFILIATES AND EMPLOYEES, IF APPLICABLE) ARISING OUT OF OR RELATED TO:

               (I) THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN YOU AND US OR ANY PROVISION OF ANY SUCH AGREEMENT;

               (II) OUR RELATIONSHIP WITH YOU, INCLUDING ISSUES RELATING TO OUR DECISION TO TERMINATE THAT RELATIONSHIP;

               (III) THE VALIDITY OF THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN YOU AND US OR ANY PROVISION OF ANY SUCH AGREEMENT; OR

               (IV) ANY STANDARD, SPECIFICATION OR OPERATING PROCEDURE RELATING TO THE ESTABLISHMENT OR OPERATION OF THE RESTAURANT

     WILL BE SUBMITTED FOR BINDING ARBITRATION TO THE LOUISVILLE, KENTUCKY OFFICE OF THE AMERICAN ARBITRATION ASSOCIATION ON DEMAND OF EITHER PARTY. SUCH ARBITRATION PROCEEDING WILL BE CONDUCTED IN LOUISVILLE, KENTUCKY AND, EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, WILL BE HEARD BY ONE ARBITRATOR IN ACCORDANCE WITH THE THEN CURRENT FRANCHISING ARBITRATION RULES, IF ANY, OTHERWISE THE THEN CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. ALL MATTERS RELATING TO ARBITRATION WILL BE GOVERNED BY THE FEDERAL ARBITRATION ACT (9 U.S.C. (S)(S) 1 ET SEQ.) AND NOT BY ANY STATE
                                                  -- ----
ARBITRATION LAW.

     THE ARBITRATOR WILL HAVE THE RIGHT TO AWARD OR INCLUDE IN THE AWARD ANY RELIEF WHICH THE ARBITRATOR DEEMS PROPER IN THE CIRCUMSTANCES, INCLUDING, WITHOUT LIMITATION, MONEY DAMAGES (WITH INTEREST ON UNPAID AMOUNTS FROM THE DATE
DUE), SPECIFIC PERFORMANCE, INJUNCTIVE RELIEF AND ATTORNEYS' FEES AND COSTS, PROVIDED THAT THE ARBITRATOR WILL NOT HAVE THE RIGHT TO DECLARE ANY MARK GENERIC OR OTHERWISE INVALID OR, EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, TO AWARD EXEMPLARY OR PUNITIVE DAMAGES. THE AWARD AND DECISION OF THE ARBITRATOR WILL BE CONCLUSIVE AND BINDING UPON ALL PARTIES HERETO, AND JUDGMENT UPON THE AWARD MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION.

     WE AND YOU AGREE TO BE BOUND BY THE PROVISIONS OF ANY LIMITATION ON THE PERIOD OF TIME IN WHICH CLAIMS MUST BE BROUGHT UNDER APPLICABLE LAW OR THIS AGREEMENT, WHICHEVER EXPIRES EARLIER. WE AND YOU FURTHER AGREE THAT, IN CONNECTION WITH ANY SUCH ARBITRATION PROCEEDING, EACH PARTY MUST SUBMIT OR FILE ANY CLAIM WHICH WOULD CONSTITUTE A COMPULSORY COUNTERCLAIM (AS DEFINED BY RULE 13 OF THE FEDERAL RULES OF CIVIL PROCEDURE) WITHIN THE SAME PROCEEDING AS THE CLAIM TO WHICH IT RELATES. ANY SUCH CLAIM WHICH IS NOT SUBMITTED OR FILED AS DESCRIBED ABOVE WILL BE FOREVER BARRED.

     WE AND YOU AGREE THAT ARBITRATION WILL BE CONDUCTED ON AN INDIVIDUAL, NOT A CLASS-WIDE, BASIS, AND THAT AN ARBITRATION PROCEEDING BETWEEN US AND OUR AFFILIATES, SHAREHOLDERS, OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES AND YOU (AND/OR YOUR OWNERS, GUARANTORS, AFFILIATES AND EMPLOYEES, IF APPLICABLE) MAY NOT BE CONSOLIDATED WITH ANY OTHER ARBITRATION PROCEEDING BETWEEN US AND ANY OTHER PERSON, CORPORATION, LIMITED LIABILITY COMPANY OR PARTNERSHIP.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS SECTION, WE AND YOU EACH HAVE THE RIGHT IN A PROPER CASE TO OBTAIN TEMPORARY RESTRAINING ORDERS AND TEMPORARY OR PRELIMINARY INJUNCTIVE RELIEF FROM A COURT OF COMPETENT JURISDICTION; PROVIDED, HOWEVER, THAT WE AND YOU MUST CONTEMPORANEOUSLY SUBMIT OUR DISPUTE FOR ARBITRATION ON THE MERITS AS PROVIDED HEREIN EXCEPT AS OTHERWISE PROVIDED IN THE FIRST PARAGRAPH OF THIS SECTION 23.

     THE PROVISIONS OF THIS SECTION ARE INTENDED TO BENEFIT AND BIND CERTAIN THIRD PARTY NON-SIGNATORIES AND WILL CONTINUE IN FULL FORCE AND EFFECT SUBSEQUENT TO AND NOTWITHSTANDING THE EXPIRA TION OR TERMINATION OF THIS AGREEMENT.

          (B)  GOVERNING LAW.  ALL MATTERS RELATING TO ARBITRA TION WILL BE
               -------------
GOVERNED BY THE FEDERAL ARBITRATION ACT (9 U.S.C. (S)(S)1 ET SEQ).  EXCEPT TO
                                                          -- ---
THE EXTENT GOVERNED BY THE FEDERAL ARBITRA TION ACT, THE UNITED STATES TRADEMARK ACT OF 1946 (LANHAM ACT, 15 U.S.C. SECTIONS 1051 ET SEQ.) OR OTHER FEDERAL LAW,
                                                 -- ----
THIS AGREEMENT AND ALL CLAIMS ARISING FROM THE RELATIONSHIP BETWEEN US AND YOU WILL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF KENTUCKY WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES.

          (C)  CONSENT TO JURISDICTION AND VENUE. YOU AND YOUR OWNERS AGREE THAT
               ---------------------------------
ALL JUDICIAL ACTIONS BROUGHT BY US AGAINST YOU OR YOUR OWNERS OR BY YOU OR YOUR OWNERS AGAINST US OR OUR SUBSIDIARIES, SHAREHOLDERS, OFFICERS, DIRECTORS, AGENTS OR EMPLOYEES MUST BE BROUGHT IN ANY COURT OF COMPETENT JURISDIC TION IN JEFFERSON COUNTY, KENTUCKY OR FEDERAL DISTRICT COURT FOR THE WESTERN DISTRICT OF KENTUCKY AND YOU (AND EACH OWNER) IRREVOCABLY SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE ANY OBJECTION YOU, HE OR SHE MAY HAVE TO EITHER THE JURISDICTION OF OR VENUE IN SUCH COURTS. NOTWITHSTANDING THE FOREGOING, WE MAY BRING AN ACTION TO OBTAIN A RESTRAINING ORDER OR TEMPORARY OR PRELIMINARY INJUNCTION, OR ENFORCE AN ARBITRATION AWARD, IN ANY FEDERAL OR STATE COURT OF GENERAL JURISDICTION IN THE STATE IN WHICH YOU RESIDE OR IN WHICH THE RESTAURANT IS LOCATED.

          (D)  WAIVER OF PUNITIVE DAMAGES.  EXCEPT WITH RESPECT TO YOUR
               --------------------------
OBLIGATION TO INDEMNIFY US PURSUANT TO SECTION 21 AND CLAIMS WE BRING AGAINST YOU UNDER SECTIONS 16, 16 AND 17, WE AND YOU AND YOUR OWNERS WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO OR CLAIM FOR ANY PUNITIVE OR EXEMPLARY DAMAGES AGAINST THE OTHER AND AGREE THAT, IN THE EVENT OF A DISPUTE BETWEEN US, THE PARTY MAKING A CLAIM WILL BE LIMITED TO EQUITABLE RELIEF AND TO RECOVERY OF ANY ACTUAL DAMAGES IT SUSTAINS.

          (E)  WAIVER OF JURY TRIAL.  WE AND YOU IRREVOCABLY WAIVE TRIAL BY JURY
               --------------------
IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER AT LAW OR IN EQUITY, BROUGHT BY EITHER OF US.

          (F)  LIMITATIONS OF CLAIMS.  EXCEPT FOR CLAIMS BROUGHT BY US WITH
               ---------------------
REGARD TO YOUR OBLIGATIONS UNDER SECTIONS 16 AND 17, AND YOUR OBLIGATION TO INDEMNIFY US PURSUANT TO SECTION 21, ANY AND ALL CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE RELATIONSHIP OF YOU AND US PURSUANT TO THIS AGREEMENT WILL BE BARRED UNLESS AN ACTION IS COMMENCED WITHIN ONE (1) YEAR FROM THE DATE ON WHICH THE ACT OR EVENT GIVING RISE TO THE CLAIM OCCURRED, OR ONE (1) YEAR FROM THE DATE ON WHICH YOU OR WE KNEW

OR SHOULD HAVE KNOWN, IN THE EXERCISE OF REASONABLE DILIGENCE, OF THE FACTS GIVING RISE TO SUCH CLAIMS, WHICHEVER OCCURS FIRST.

          (G)  COSTS, EXPENSES AND ATTORNEYS' FEES.  Except as provided in
               -----------------------------------
Sections 16, 20 and 21, each party shall pay its own costs, expenses and attorneys' fees in any arbitration, claim, suit or proceeding arising out of this Agreement or the franchise relationship of the parties.

     24.  NOTICES.  All notices, requests, demands and other communications
          -------
required or permitted to be given or made under this Agreement shall be in writing and shall be given (i) by personal delivery or (ii) provided such notice, request, demand or communication is actually received by the party to which it is addressed in the ordinary course of delivery, by deposit in the United States mail, postage prepaid, or (iii) by registered or certified mail, return receipt requested, postage prepared, or by delivery to a nationally-recognized overnight courier service, in each case, addressed as follows, or to such other person or entity as either party shall designate by notice to the other in accordance herewith:

     Us:            P.O. Box 99900
                    Louisville, Kentucky 40269-9990
                    ATTN:  General Counsel

     You:           P.O. Box 61115
                    Birmingham, Alabama  35261-1165
                    ATTN:  Doug Stephens

     25.  MISCELLANEOUS.
          -------------

          (A)  TOLLING; SEVERABILITY. During any period in which any covenant in
               ---------------------
Section 16 or 17 is being breached by you, including any period in which we or you are seeking administrative or judicial enforcement, interpretation or modification of any such covenant, and all appeals thereof, the Restricted Period shall toll and be suspended. You agree to be bound to the maximum extent permitted by law which is subsumed within the terms of any provision hereof, as though it were separately articulated in and made a part of this Agreement, that may result from the striking of any provision hereof by a court, or which a court holds to be unenforceable in a final decision to which we are a party, or that may result from reducing the scope of any provision to the extent required to comply with a court order or with any state or federal law, whether currently in effect or subsequently enacted.

          (B)  CONSTRUCTION.  All references herein to the masculine, neuter, or
               ------------
singular shall be construed to include the masculine, feminine, neuter, or plural, as the case may require. All acknowledgements, warranties, representations, covenants, agreements, and obligations herein made or undertaken by you shall be deemed jointly and severally undertaken by all those executing this Agreement as you. During any period in which any of the covenants in Section 16 is being breached or violated, including any period in which either of the parties seeks judicial enforcement, interpretation or modification of any such covenant, and all appeals thereof, the restricted period set forth therein shall toll and be suspended.

          (C)  ENTIRE AGREEMENT.  This Agreement, the documents incorporated
               ----------------
herein by reference and the Exhibits attached hereto, comprise the entire agreement between the parties, and all prior understandings or agreements concerning the subject matter hereof are canceled and superseded by this Agreement. The Exhibits to this Agreement are incorporated herein by reference and made a part hereof as if set out in full herein.

          (D)  AFFILIATE.  As used in this Agreement, the term "Affiliate" shall
               ---------
mean any person or entity that is owned or controlled by us or which owns and controls us or is under common control with us.

          (E)  AMENDMENTS. Except for those permitted to be made unilaterally by
               ----------
us, no supplement, amendment or variation of the terms of this Agreement shall be valid unless made in writing and signed by the parties hereto.

          (F)  WAIVERS.  No failure of us to exercise any right given to it
               -------
hereunder, or to insist upon strict compliance by you with any obligation, agreement or undertaking hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of our right to demand full and exact compliance by you with the terms hereof. Waiver by us of any particular default by you shall not affect or impair our rights with respect to any subsequent default of the same or of a different nature, nor shall any delay or omission of us to exercise any right arising from such default affect or impair our rights as to such default or any subsequent default.

          (G)  COUNTERPARTS.  This Agreement may be executed in several
               ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

          (H)  HEADINGS. The headings used in this Agreement are for convenience
               --------
only, and the paragraphs shall be interpreted as if such headings were omitted.

          (I)  TIME OF ESSENCE.  You agree and acknowledge that time is of the
               ---------------
essence with regard to your obligations hereunder, and that all of your obligations are material to us and this Agreement.


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day, month and year first written above.

                                    PAPA JOHN'S INTERNATIONAL, INC.

                                    By: ____________________________________
                                        Richard J. Emmett, Vice President



                                    EXTRA CHEESE, INC.


                                    By: ____________________________________
                                        Douglas Stephens, President

                                  PAPA JOHN'S

                              FRANCHISE AGREEMENT

                                   EXHIBIT A
                                   ---------

                               ADDENDUM TO LEASE
                               -----------------



          THIS ADDENDUM TO LEASE, dated __________ __, 19__, is entered into by and between ________________________ ("Lessor"), and _____________________
("Lessee").


          RECITALS:
          --------


          A. The parties hereto have entered into a certain Lease Agreement, dated __________ __, 19__, and pertaining to the premises located at ______________________________ (the "Lease").

          B. Lessor acknowledges that Lessee intends to operate a Papa John's restaurant in the leased premises (the "Premises") under a Papa John's Franchise Agreement (the "Franchise Agreement") with Papa John's International, Inc. ("PJI").

          C. The parties now desire to amend the Lease in accordance with the terms and conditions contained herein.


          AGREEMENT:
          ---------


          NOW, THEREFORE, it is hereby mutually covenanted and agreed between Lessor and Lessee as follows:

          1.   REMODELING AND DECOR.  Lessor agrees that Lessee shall have the
               --------------------
right to remodel, equip, paint and decorate the interior of the Premises and to display such proprietary marks and signs on the interior and exterior of the Premises as Lessee is reasonably required to do pursuant to the Franchise Agreement and any successor Franchise Agreement under which Lessee may operate a Papa John's business in the Premises.

          2.   ASSIGNMENT.  Lessee shall have the right to assign all of its
               ----------
right, title and interest in the Lease to PJI or any affiliate of PJI at any time during the term of the Lease, including any extensions or renewals thereof, without first obtaining Lessor's consent. However, no assignment shall be effective until such time as PJI or its designated affiliate gives Lessor written notice of its acceptance of such assignment, and nothing contained herein or in any other document shall constitute PJI or its designated affiliate a party to the Lease, or guarantor thereof, and shall not create any liability or obligation on PJI unless and until the Lease is assigned to, and accepted in writing by, PJI.

          3.   DEFAULT AND NOTICE.
               ------------------

               (a) In the event there is a default or violation by Lessee under the terms of the Lease, Lessor shall give Lessee and PJI notice of such default or violation within a reasonable time after Lessor receives knowledge of its occurrence.

               (b) All notices to PJI shall be sent by registered or certified mail, postage prepaid, to the following address:

                     Papa John's International, Inc.
                     P.O. Box 99900
                     Louisville, Kentucky 40269-9990
                     Attn:  General Counsel

PJI may change its address for receiving notices by giving Lessor written notice of such new address. Lessor agrees that it will notify both Lessee and PJI of any change in Lessor's mailing address to which notices should be sent.

          4.   TERMINATION OR EXPIRATION.  Upon the expiration or termination of
               -------------------------
either the Lease or the Franchise Agreement, Lessor will allow PJI to enter the Premises, without being guilty of trespass and without incurring any liability to Lessor, to remove all signs and other items identifying the Premises as a Papa John's restaurant and to make such other modifications as are reasonably necessary to protect PJI's proprietary marks and the Papa John's System, and to distinguish the Premises from Papa John's restaurants. Provided, however, that this obligation of Lessor shall be conditioned upon PJI giving Lessor prior notice of the modifications to be made and the items removed.

          5.   CONSIDERATION; NO LIABILITY.
               ---------------------------

               (a) Lessor hereby acknowledges that the provisions of this Addendum to Lease are required pursuant to the Franchise Agreement under which Lessee plans to operate its busi ness and that Lessee would not lease the Premises without this Addendum.

               (b) Lessor further acknowledges that Lessee is not an agent or employee of PJI and that Lessee has no authority or power to act for, or to create any liability on behalf of, or to in any way bind PJI, and that Lessor has entered into this Addendum to Lease with full understanding that it creates no duties, obligations or liabilities on or against PJI.

          6.   AMENDMENTS.  No amendment or variation of the terms of this
               ----------
Addendum to Lease shall be valid unless made in writing and signed by the parties hereto.

          7.   REAFFIRMATION OF LEASE. Except as amended or modified herein, all
               ----------------------
of the terms, conditions and covenants of the Lease shall remain in full force and effect and are incorporated herein by reference and made a part hereof as though copied herein in full.

          8.   AFFILIATE.  As used in this Agreement, the term "Affiliate" shall
               ---------
mean any person or entity that is owned or controlled by us or which owns and controls us or is under common control with us.


          IN TESTIMONY WHEREOF, witness the signatures of the parties hereto as of the day, month and year first written above.

                                    ______________________________________


                                    By: __________________________________

                                    Title: _______________________________

                                                      ("Lessor")


                                    ______________________________________


                                    By: __________________________________

                                    Title: _______________________________

                                                      ("Lessee")

                                  PAPA JOHN'S

                              FRANCHISE AGREEMENT

                                   EXHIBIT B
                                   ---------

                  ASSIGNMENT OF TELEPHONE NUMBERS AND LISTINGS
                  --------------------------------------------


          THIS ASSIGNMENT is entered into this ___ day of _____________, 19__, in accordance with the terms of that certain Papa John's International, Inc. Franchise Agreement (the "FRANCHISE AGREEMENT") between _______________________
 ("YOU") and Papa John's International, Inc., a Delaware corporation ("WE", "US" or "PAPA JOHN'S"), executed concurrently with this Assignment, under which we granted you the right to own and operate a Papa John's restaurant located at _______________________________________ (the "RESTAURANT").

          FOR VALUE RECEIVED, you hereby assign to us, all of your right, title and interest in and to those certain telephone numbers listed below and regular, classified or other telephone directory listings (collectively, the "TELEPHONE NUMBERS AND LISTINGS") associated with our trademarks and service marks and used from time to time in connection with the operation of the Restaurant at the address provided above. Except as specified herein, we shall have no liability or obligation of any kind whatsoever arising from or in connection with this Assignment, unless we shall notify the telephone company and/or the listing agencies with which you have placed telephone directory listings (all such entities are collectively referred to herein as the "TELEPHONE COMPANY") to effectuate the assignment pursuant to the terms hereof.



PAPA JOHN'S INTERNATIONAL, INC.:    YOU:



By: ____________________________    By: ________________________________________
    Title: _____________________        Title: _________________________________



                                    Telephone Numbers:



                                    ____________________________________________


                                    ____________________________________________


                                    ____________________________________________